                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement              / / Confidential, for Use of the
/X/ Definitive Proxy Statement                   Commission Only
/ / Definitive Additional Materials              (as permitted by Rule
/ / Soliciting Material Pursuant to              14a-6(e)(2))
    Rule 14a-11(c) or Rule 14a-12

                          Edison Brothers Stores, Inc.
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               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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

                         EDISON BROTHERS STORES, INC.
                               EXECUTIVE OFFICES
                              501 NORTH BROADWAY
                                P.O. BOX 14020
                           ST. LOUIS, MISSOURI 63178

                 NOTICE OF 1998 ANNUAL MEETING OF STOCKHOLDERS

            To the Holders of Common Stock of
            EDISON BROTHERS STORES, INC.

                Notice is hereby given that the annual meeting of
            the stockholders of Edison Brothers Stores, Inc. will be held at the headquarters of the Corporation, 501 North Broadway, St. Louis, Missouri, on the 10th day of June, 1998, at 11 o'clock A.M. for the following purposes:

                (1) To elect six directors;

                (2) To consider and act upon a proposal to approve
                    the Corporation's 1998 Equity Incentive Plan;

                (3) To consider and act upon a proposal to approve
                    the Corporation's 1998 Deferred Stock
                    Compensation Plan for Non-Employee Directors;

                (4) To consider and act upon a proposal to approve
                    the Corporation's 1998 Restricted Stock Plan for Non-Employee Directors; and

                (5) To transact such other business as may properly
                    come before the meeting or any adjournments thereof.

                The Board of Directors has set the close of
            business on April 21, 1998, as the record date for the determination of the stockholders entitled to notice of and to vote at the annual meeting.

                Your attention is directed to the proxy statement
            which appears on the following pages.

                     By Order of the Board of Directors

                                                      ALAN A. SACHS
                                                        Secretary

            May 5, 1998
            St. Louis, Missouri

            IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON,
            PLEASE SIGN, DATE AND RETURN PROMPTLY THE PROXY
            ENCLOSED HEREWITH. A POSTPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                         EDISON BROTHERS STORES, INC.
                               EXECUTIVE OFFICES
                              501 NORTH BROADWAY
                                P.O. BOX 14020
                           ST. LOUIS, MISSOURI 63178


                      1998 ANNUAL MEETING OF STOCKHOLDERS
                                PROXY STATEMENT

    The enclosed proxy is solicited on behalf of the Board of Directors of the Corporation. A stockholder giving a proxy may revoke it by written communication delivered to the Secretary of the Corporation at any time before the proxy is exercised. All proxies not so revoked will be voted as instructed therein. In addition to solicitations by mail, officers and other employees of the Corporation may, in a limited number of instances, solicit proxies in person or by telephone, at no additional compensation. When appropriate, banks, brokerage firms and other fiduciaries holding shares of record are requested to forward proxy material to the beneficial owners of such shares for the purpose of obtaining authorization for the execution of proxies. All costs of solicitation of proxies, including reimbursement to such fiduciaries for their reasonable expenses incurred therefor, will be borne by the Corporation. This proxy statement and accompanying materials are first being mailed to stockholders on May 5, 1998.

    The total number of outstanding shares of Common Stock entitled to vote at the annual meeting is 9,596,701. Stockholders are entitled to one vote for each share of Common Stock held. Only holders of record of Common Stock at the close of business on April 21, 1998 are entitled to vote at the annual meeting or any adjournments thereof. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the annual meeting will constitute a quorum for the transaction of business. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. (A broker non-vote occurs when shares held in the name of a broker or other nominee are voted on some matters but not others because, as to the latter, the nominee does not have discretionary authority to vote the shares and has not received instructions from the beneficial owner.) Since directors will be elected by a plurality of the votes cast at the meeting, any shares not voted (whether by abstention, broker non-vote or otherwise) will not affect the results of the election. With respect to the proposals to approve the Corporation's 1998 Equity Incentive Plan, 1998 Deferred Stock Compensation Plan for Non-Employee Directors and 1998 Restricted Stock Plan for Non-Employee Directors, each of which requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote, abstentions will be counted as present and thus will have the same effect as a negative vote; broker non-votes will not be considered present for purposes of the proposals and therefore will have no effect on the outcome.

    Other than as set forth in the Notice of Meeting, the Corporation is unaware of any matter to be presented to the stockholders for action at the annual meeting. If any other matters do come before the meeting, the proxies solicited hereby will be exercised in accordance with the discretion of the persons named therein.

                         BACKGROUND--CHANGE IN CONTROL

    On November 3, 1995, the Corporation and 65 of its subsidiaries filed petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court in Wilmington, Delaware. On September 9, 1997, an Amended Joint Plan of Reorganization (the "Plan of Reorganization") was confirmed by the Bankruptcy Court. The Corporation emerged from Chapter 11 on September 26, 1997 (the "Emergence Date").

    The Plan of Reorganization provided for the cancellation, as of the Emergence Date, of all existing common stock of the Corporation (the "Old Common Stock") and the issuance of a total of 10,000,000 shares of new common stock of the Corporation (herein referred to either as the "New Common Stock" or the "Common Stock") to holders of allowed general unsecured claims and holders of Old Common Stock who exercised certain Rights granted to them pursuant to the Plan of Reorganization, plus an additional 225,000 restricted shares to be issued to certain of the Corporation's senior executives. Trading in the Old Common Stock on the New York Stock Exchange had been suspended by the Exchange effective June 30, 1997 and the Old Common Stock was subsequently delisted by the Exchange. The New Common Stock was listed for trading on the Nasdaq National Market on December 11, 1997. The initial distribution of shares of the New Common Stock pursuant to the Plan of Reorganization was made on December 12, 1997. Additional distributions of shares of New Common Stock pursuant to the Plan of Reorganization have been and will be made periodically.

    Pursuant to the Plan of Reorganization, as of the Emergence Date the Board of Directors of the Corporation was reconstituted to consist of eight individuals, six of whom were selected by the statutory Creditors' Committee, one of whom was currently an outside director and one of whom was the Corporation's then-Chairman, President and Chief Executive Officer. The latter two individuals have since resigned and the number of directors constituting the Board, as provided in the Corporation's by-laws, has been reduced to six.

                           1. ELECTION OF DIRECTORS

    A board consisting of six directors is to be elected, each to serve until the next annual meeting of stockholders and until his or her successor is elected and qualifies. Set forth below are the names of the nominees and certain biographical information. Each of the nominees has been a director of the Corporation since September 26, 1997. It is the intention of the persons appointed as proxies in the enclosed form of proxy to vote such proxy for the election as directors of the nominees hereinafter named, unless authority to do so is withheld. In the event a nominee named below is unable to stand for election because of some unexpected occurrence, the persons appointed as proxies in the enclosed form of proxy will vote such proxy for such substitute nominee(s), if any, as may be designated by the Board of Directors.

    JEFFREY A. COLE, age 56, has been Chairman since 1992, Chief Executive Officer since 1983, and a director since 1969 of Cole National Corporation, a vision care and personalization retailer and provider of managed vision care programs. Mr. Cole is also a director of Hartmarx Corporation and a member of the Supervisory Board of Pearle Trust B.V.

    JACOB W. DOFT, age 28, has been Managing Director of Highline Capital Management, L.L.C., an investment advisory firm, since 1995. From 1993 to 1995, Mr. Doft attended the Harvard Business School.

    H. MICHAEL HECHT, age 58, has been President and Chief Executive Officer of Dickson Trading (North America) Inc. since 1996. During the two preceding years, Mr. Hecht served in a variety of consulting capacities. From 1992 to 1994, he was President and Chief Executive Officer of Builder's Emporium, and prior to that was President of Carter Hawley Hale Stores, Inc.

    LAWRENCE E. HONIG, age 50, is Chairman of the Board, President and Chief Executive Officer of the Corporation, a position he has held since January 1998. Prior to joining the Corporation, Mr. Honig was an Executive Vice President of Alliant Foodservice, Inc. From 1994 to 1996, Mr. Honig was President and Chief Executive Officer of Federated Systems Group, Inc., a subsidiary of Federated Department Stores. Prior to his employment with Federated, Mr. Honig was a Vice Chairman and a director of The May Department Stores Company.

    RANDOLPH I. THORNTON, JR., age 52, is a Managing Director and Senior Credit Officer of Citibank, N.A.

    STEPHEN E. WATSON, age 53, has been President and Chief Executive Officer of Gander Mountain, L.L.C., a retailer of outdoor sporting goods, since 1997. From 1973 to 1996, he served in a variety of executive capacities with Dayton Hudson Corporation, including President from 1990 to 1996. Mr. Watson is a director of Shopko Stores, Inc.

           ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS

    The Audit Committee of the Board has responsibility for evaluating the internal control and audit procedures of the Corporation. The Committee recommends annually to the entire Board of Directors a firm of independent accountants to audit the financial statements of the Corporation, reviews the audit program with the firm selected and reviews reports and recommendations of the auditors. In addition, the Audit Committee reviews in advance the non-audit services that may be provided by the independent accountants during the year, including the effect that performing such services might have on audit independence, approves guidelines, including dollar limits, for such non-audit services and reviews the services performed to see that they are consistent with its guidelines. The Audit Committee consists of Randolph I. Thornton, Jr. (Chairman), Jacob W. Doft and Stephen E. Watson.

    The Compensation Committee of the Board determines the base salaries of all senior executives of the Corporation and administers the Corporation's Executive Performance Incentive Compensation Plan. It also administers the Corporation's 1997 Stock Option Plan and 1997 Directors Stock Option Plan and, subject to stockholder approval as set forth in Proposals Two, Three and Four of this proxy statement, the 1998 Equity Incentive Plan, the 1998 Deferred Stock Compensation Plan for Non-Employee Directors and the 1998 Restricted Stock Plan for Non-Employee Directors. The Compensation Committee consists of Jacob W. Doft (Chairman) and Jeffrey A. Cole.

    The Nominating and Corporate Governance Committee of the Board establishes criteria and recommends candidates for membership on the Board of Directors; annually evaluates the performance of the Board of Directors, individually and as a group; makes recommendations concerning the size and composition of the Board and the number, function, size and composition of Board committees; annually reviews the performance of the Chief Executive Officer and other senior officers of the Corporation; and oversees and reviews succession planning for the Chief Executive Officer position and other senior management positions. The Committee will consider recommendations by stockholders of nominees for membership on the Board if submitted in accordance with the procedures set forth in the Corporation's by-laws. The Nominating and Corporate Governance Committee consists of H. Michael Hecht (Chairman) and Randolph I. Thornton, Jr.

    Directors who are employees of the Corporation receive no additional compensation for their attendance at meetings of the Board or any of its committees. Directors who are not employees of the Corporation receive an annual retainer of $25,000 and $1,500 for participation in each Board meeting and $1,000 for participation in each committee meeting. When participation in a Board or committee meeting is by telephone, the fee paid is one-half of the amount reported above.

    On February 26, 1998, the Board of Directors adopted the 1998 Deferred Stock Compensation Plan for Non-Employee Directors. Under this plan, which is subject to stockholder approval (see Proposal Three at pages 19-20 of this proxy statement), directors may elect to defer receipt of all or part of their annual retainer and meeting fees, with such deferred amounts to be credited to a stock-equivalent account and paid in the form of Common Stock following termination of service as a director.

    Under the Corporation's 1997 Directors Stock Option Plan (the "1997 Directors Plan"), which was approved as part of the Plan of Reorganization, each non-employee director received on September 26, 1997 (the effective date of the Plan of Reorganization) an option to purchase 3,500 shares of Common Stock at an exercise price of $5.58 per share. Each non-employee director who is first elected or appointed after the date hereof will also receive, on the date of such election or appointment, an option to purchase 3,500 shares of Common Stock, at an exercise price equal to the fair market value of the Common Stock as of that date. As amended by the Board of Directors on April 15, 1998 pursuant to Section 11 of the 1997 Directors Plan, each director who has received an initial option grant and who remains a director at the completion of an annual meeting of stockholders commencing with the annual meeting held in the calendar year following the calendar year in which such director received the initial grant will automatically be granted, as of the date of completion of each such annual meeting, an option to purchase 5,000 shares of Common Stock, such option to be exercisable at a price per share equal to the fair market value of a share of Common Stock as of such date. All options granted under the 1997 Directors Plan become exercisable in installments of one-third of the total number of shares covered by the option on each of the first through third anniversaries of the grant date. The options expire ten years after the date of grant, and may not be exercised (subject to certain exceptions) unless the optionee is at the time of exercise a non-employee director and has been such continuously since the granting of the option.

    On April 15, 1998, the Board of Directors adopted the 1998 Restricted Stock Plan for Non-Employee Directors. Under this plan, which is subject to stockholder approval (see Proposal Four at pages 20-21 of this proxy statement), each non-employee director will receive, upon approval of the plan (or upon first becoming a member of the Board, if later), a one-time grant of 7,500 shares of Common Stock, restricted as to transferability and subject to forfeiture as provided in the plan.

    During the 52 weeks ended January 31, 1998, there were nine meetings of the Board of Directors, two of the Audit Committee, two of the Compensation Committee and none of the Nominating and Corporate Governance Committee. As indicated above, all of the incumbent directors were appointed pursuant to the Plan of Reorganization and first became directors on September 26, 1997, the effective date of the Plan of Reorganization. Each such director has attended at least 75% of the total of (i) all Board meetings held between that date and January 31, 1998 and (ii) all meetings during that period of Board committees on which the director has served.

                       SECURITY OWNERSHIP OF MANAGEMENT

    The following table shows the number and percentage of outstanding shares of Common Stock beneficially owned as of April 15, 1998 by (i) each director, (ii) each person named in the Summary Compensation Table on page 6 of this proxy statement, and (iii) all directors and executive officers of the Corporation as a group.

                                  Amount and Nature
Name of                             of Beneficial           Percent
Beneficial Owner                Ownership<F1><F2><F3>     of Class<F4>
----------------------------    ---------------------     ------------
Jeffrey A. Cole                             500                 --
David B. Cooper, Jr.                     23,000                 --
Jacob W. Doft                               500                 --
Michael J. Fine                          25,000                 --
H. Michael Hecht                          1,000                 --
Lawrence E. Honig                        56,530<F5>             --
Karl W. Michner                          23,947                 --
Alan D. Miller                           77,777                 --
Alan A. Sachs                            23,634                 --
Randolph I. Thornton, Jr.                24,000                 --
Stephen E. Watson                           500                 --
All directors and executive
officers as a group                     299,913                2.8%


<F1> Sole voting and dispositive power, except for the following shares as to which the named individual has shared voting and dispositive power: Mr. Honig, 3,630 shares; and Mr. Thornton, 24,000 shares.

<F2> Includes restricted stock granted as of September 26, 1997, as follows:
     Mr. Cooper, 23,000 shares; Mr. Fine, 25,000 shares; Mr. Michner, 23,000 shares; Mr. Miller, 75,000 shares; and Mr. Sachs, 23,000 shares. (See page 7, footnote 3.)

<F3> Includes shares which were not owned by the named individual or group member as of April 15, 1998, but which such individual or group member could acquire on or before June 14, 1998 under warrants to purchase shares of Common Stock issued by the Corporation pursuant to the Plan of Reorganization (each such warrant having an exercise price of $16.40 per share and an expiration date of September 26, 2008), as follows: Mr. Michner, 947 shares; Mr. Miller, 2,777 shares; Mr. Sachs, 634 shares; and all directors and executive officers as a group, 4,483 shares.

<F4> Percentages are calculated based on the number of shares deemed outstanding under applicable Securities and Exchange Commission rules as of April 15, 1998. Only percentages of beneficial ownership of 1% or more are shown.

<F5> Includes 50,000 shares of restricted stock granted on February 26, 1998 under the Corporation's 1998 Equity Incentive Plan. (See Proposal Two at pages 15-19.)

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The following table sets forth the number and percentage of outstanding shares of Common Stock beneficially owned by each person known by management to be the beneficial owner of more than 5% of the outstanding Common Stock.


Name and Address                                                Amount and Nature                        Percent
of Beneficial Owner                                          of Beneficial Ownership                   of Class<F1>
------------------------------------------------             -----------------------                   ------------
Citicorp                                                           796,582<F2>                             7.6%
Citibank, N.A.
399 Park Avenue
New York, NY 10043

Contrarian Capital Advisors, L.L.C.                                643,848<F3>                             6.1%
Contrarian Capital Management, L.L.C.                              269,822<F3>                             2.6%
411 West Putnam Avenue
Greenwich, CT 06830

Morgens, Waterfall, Vintiadis & Company, Inc.                      998,723<F4>                             9.5%
  (and related entities)
10 East 50th Street
New York, NY 10022

Nomura Holding America, Inc.                                       716,035<F5>                             6.8%
2 World Financial Center
New York, NY 10281-1198

Principal Mutual Life Insurance Company                            759,462<F6>                             7.2%
711 High Street
Des Moines, IA 50392-0088

Swiss Bank Corporation                                           1,518,334<F7>                            14.4%
Aeschenplatz 6 CH-4002
Basel, Switzerland
  and
SBC Restructuring and Recovery, Ltd.
c/o Swiss Bank Corporation
222 Broadway
New York, NY 10038


<F1> Percentages are calculated based on the number of shares deemed outstanding under applicable Securities and Exchange Commission rules as of April 15, 1998.

<F2> The information presented is derived from a Schedule 13G dated February
     13, 1998. Citicorp has no voting or dispositive power as to any of the shares. Its wholly-owned subsidiary, Citibank, N.A., has sole voting and dispositive power with respect to all of the shares.

<F3> The information presented is derived from a Schedule 13G dated February
     12, 1998. Contrarian Capital Advisors, L.L.C. is the beneficial owner of, and has sole voting and dispositive power with respect to, 643,848 shares; Contrarian Capital Management, L.L.C. is the beneficial owner of, and has sole voting and dispositive power with respect to, 269,822 shares.

<F4> The information presented is derived from a Schedule 13D dated November 3,
     1997. The Schedule 13D was filed jointly by Morgens Waterfall Income Partners, L.P. ("MWIP"); Restart Partners, L.P. ("Restart"); Restart Partners II, L.P. ("Restart II"); Restart Partners III, L.P. ("Restart III"); Restart Partners IV, L.P. ("Restart IV"); Restart Partners V,
     L.P. ("Restart V"); Endowment Restart, L.L.C. ("Endowment"); Morgens, Waterfall, Vintiadis & Company, Inc. ("Morgens Waterfall"); MW Capital, L.L.C. ("MW Capital"); Prime Group, L.P. ("Prime"); Prime Group II,
     L.P. ("Prime II"); Prime Group III, L.P. ("Prime III"); Prime Group
     IV, L.P. ("Prime IV"); Prime Group V, L.P. ("Prime V"); Prime, Inc.;
     MW Overseas Partners ("MW Overseas"); John C. "Bruce" Waterfall ("Waterfall"); and Edwin H. Morgens ("Morgens"). The following numbers of shares are owned directly by the following entities: MWIP, 13,012; Restart, 79,558; Restart II, 112,645; Restart III, 78,443; Restart IV, 49,445; Restart V, 15,986; Endowment, 22,678; and MW Overseas, 626,956. By reason of various relationships as set forth in the Schedule 13D, none of the reporting persons has sole voting or dispositive power with respect to any of the shares. The reporting persons have shared voting and dispositive power with respect to the shares as follows: MWIP, 639,968; Restart, 706,514; Restart II, 739,601; Restart III, 705,399; Restart IV, 676,401; Restart V, 642,942; Endowment, 649,634; MW Overseas, 626,956;
     Morgens Waterfall, 649,634, MW Capital, 639,968; Prime, 706,514; Prime II, 739,601; Prime III, 705,399; Prime IV, 676,401; Prime V, 642,942; Prime,
     Inc., 963,033; Waterfall, 998,723; and Morgens, 998,723. Each reporting person disclaims beneficial ownership of the shares owned, directly or indirectly, by any other reporting person.

<F5> The information presented is derived from a Schedule 13D dated December
     22, 1997. Nomura Holding America, Inc. has sole voting and dispositive power as to all of the shares.

                                    5


<F6> The information presented is derived from a Schedule 13G dated February
     13, 1998. Principal Mutual Life Insurance Company has sole voting power as to none of the shares, sole dispositive power as to none of the shares, and shared voting and dispositive power as to all of the shares.

<F7> The information presented is derived from a Schedule 13G (Amendment No. 1)
     dated March 20, 1998. The Schedule 13G was filed jointly by SBC Restructuring and Recovery Ltd. ("SBCRR") and its parent holding company, Swiss Bank Corporation ("SBC"). SBC has sole voting and dispositive power as to 790,075 shares and shared voting and dispositive power as to 728,259 shares. SBCRR has sole voting power as to none of the shares, sole dispositive power as to none of the shares, and shared voting and dispositive power as to 728,259 shares.

                            EXECUTIVE COMPENSATION

    The following table sets forth the compensation paid to the Corporation's current Chief Executive Officer, its former Chief Executive Officer and its four other most highly compensated executive officers serving as of January 31, 1998 (the "named executive officers") for services rendered to the Corporation and its subsidiaries for the last three fiscal years.

                                                        SUMMARY COMPENSATION TABLE
                                                 Annual Compensation                  Long Term Compensation
                                      ---------------------------------------    -----------------------------------
                                                                                         Awards              Payouts

                                                                                              Securities
                                                                    Other        Restricted   Underlying              All Other
                                                                    Annual         Stock       Options/       LTIP    Compensa-
   Name and Principal                 Salary<F1>     Bonus<F2>   Compensation   Award(s)<F3>   SARs<F4>      Payouts   tion<F5>
        Position              Year       ($)            ($)          ($)            ($)           (#)         ($)         ($)
   ------------------         ----    ----------     ---------   ------------   ------------  ----------     -------  ---------

Lawrence E. Honig             1997     $ 37,122<F6>        --         --               --       288,000        --    $  660,007<F7>
  Chairman, President         1996          --             --         --               --           --         --           --
  and Chief Executive         1995          --             --         --               --           --         --           --
  Officer

Alan D. Miller                1997      484,658<F8> $1,587,500        --          $418,500          --         --     2,949,685<F10>
  Former Chairman,            1996      450,000        300,000        --               --           --         --           600
  President and Chief         1995      433,333            --         --           637,500<F9>   45,000        --           529
  Executive Officer

Michael J. Fine               1997      352,083        129,522        --           139,500      100,000        --         1,074
  President, Edison           1996      260,606        192,958        --               --           --         --           --
  Footwear and                1995      200,000            --         --               --        13,000        --           --
  Womenswear Group

Karl W. Michner               1997      350,000         58,333        --           128,340       25,000        --         1,074
  President,                  1996      350,000        282,333        --               --           --         --           600
  J. Riggings                 1995      347,167            --         --               --        23,500        --           517

David B. Cooper, Jr.          1997      328,333        330,000        --           128,340       25,000<F11>   --     1,098,982<12>
  Executive Vice              1996      320,000        213,333        --               --           --         --           --
  President and Chief         1995      316,666            --         --               --        20,000        --           --
  Financial Officer

Alan A. Sachs                 1997      285,000        147,500        --           128,340       15,000        --         1,074
  Executive Vice              1996      285,000        190,000        --               --           --         --           600
  President, General          1995      282,333            --         --               --        16,500        --           533
  Counsel and Secretary


<F1> Includes all amounts contributed by the named individuals to the Edison
     Brothers Stores Savings Plan. The Savings Plan is available to all employees of the Corporation who have attained the age of 21 and completed one year of service. An employee may elect to contribute, through payroll deduction, up to 15% of his or her annual cash compensation (subject to certain limitations imposed by the Internal Revenue Code). Income tax is deferred on all amounts contributed by the employee pursuant to Section 401(k) of the Internal Revenue Code. For the years in question, the Corporation contributed, on a matching basis, between 10% and 50% of the first 6% of compensation contributed by the employee. The amount of the Corporation's matching contribution was determined each year based upon the return on stockholders' equity achieved by the Corporation in the prior year.

                                    6


 <F2> The amounts shown for 1996 were comprised of two elements: (a)
      "retention" bonuses paid in September 1996 in accordance with the terms of the respective Amended and Restated Employment Agreements, dated June 21, 1996 (the "1996 Employment Agreements"), between the Corporation and each of the applicable named executive officers, as follows: Mr. Miller, $75,000; Mr. Fine, $45,833; Mr. Michner, $58,333; Mr. Cooper,
      $53,333; and Mr. Sachs, $47,500; and (b) bonuses paid in April 1997 in respect of fiscal 1996 performance pursuant to the Corporation's 1996 Executive Performance Incentive Compensation Plan, as follows: Mr. Miller, $225,000; Mr. Fine, $147,125; Mr. Michner, $224,000; Mr. Cooper,
      $160,000; and Mr. Sachs, $142,500. The amounts shown for 1997 were comprised of the following elements: (a) "retention" bonuses paid in September 1997 in accordance with the 1996 Employment Agreements, as follows: Mr. Miller, $87,500; Mr. Fine, $66,667; Mr. Michner, $58,333;
      Mr. Cooper, $55,000; and Mr. Sachs, $47,500; (b) "restructuring" bonuses paid in September 1997 upon the Corporation's emergence from Chapter 11, as follows: Mr. Miller, $1,500,000; Mr. Cooper, $275,000; and Mr. Sachs, $100,000; and (c) a bonus of $62,855 paid in April 1998 to Mr. Fine in respect of fiscal 1997 performance pursuant to the Corporation's 1997 Executive Performance Incentive Compensation Plan.

 <F3> The amounts shown for 1997 reflect grants of Common Stock made as of
      September 26, 1997 (the date of the Corporation's emergence from Chapter
      11) pursuant to (a) in the case of Mr. Miller, an Employment Termination Agreement between Mr. Miller and the Corporation dated September 4, 1997 (the "Termination Agreement"), and (b) in the case of Messrs. Fine, Michner, Cooper and Sachs, Restricted Stock Agreements between each of them, respectively, and the Corporation, dated June 4, 1997 (the "Restricted Stock Agreements"). The numbers of shares granted were as follows: Mr. Miller, 75,000; Mr. Fine, 25,000; Mr. Michner, 23,000; Mr. Cooper, 23,000; and Mr. Sachs, 23,000. There was no established trading market for the Common Stock as of the date of grant (see "Background--Change of Control" at page 1 above). The dollar values shown in the table reflect the average of the closing prices of the Common Stock on the Nasdaq National Market over the first twenty days of trading in the Common Stock following its initial distribution on December 12, 1997. As of the end of the 1997 fiscal year, the aggregate number of shares of restricted stock held by the named executive officers, and the value of such shares based on the closing price of the Common Stock on the Nasdaq National Market as of that date, were as follows: Mr. Miller, 75,000 shares, $496,875; Mr. Fine, 25,000 shares, $165,625; Mr. Michner, 23,000 shares, $152,375; Mr. Cooper, 23,000 shares, $152,375; and Mr. Sachs, 23,000 shares, $152,375. The shares held by Mr. Miller vested in full on January 12, 1998 upon the termination of his employment with the Corporation in accordance with the provisions of the Termination Agreement. The shares held by Mr. Cooper vested in full on January 31, 1998 upon the termination of his employment with the Corporation in accordance with the provisions of his Restricted Stock Agreement. The shares held by Messrs. Fine, Michner and Sachs will vest 50% on September 26, 1998 and the remainder on September 26, 1999, subject to certain forfeiture and acceleration provisions contained in the Restricted Stock Agreements. Dividends, if any, will be paid on these restricted shares at the same time and at the same rate as dividends are paid to stockholders generally.

 <F4> The options shown for 1995 were granted in February 1995. The number of shares subject to each such option, along with the exercise price, was subsequently adjusted, pursuant to the terms of the Corporation's 1992 Stock Option Plan, to reflect the June 1995 spin-off by the Corporation of its stock in Dave & Buster's, Inc. As a result of such adjustment, the number of shares subject to each option was increased by 33.1% and the exercise price was reduced by 24.9%. Such options were granted with respect to the Old Common Stock, and therefore were effectively terminated as of September 26, 1997 when, pursuant to the Plan of Reorganization, all shares of Old Common Stock were cancelled. The options shown for 1997 were granted with respect to the New Common Stock pursuant to the Corporation's 1997 Stock Option Plan.

 <F5> Except as otherwise noted, the amounts shown were the amounts contributed by the Corporation to the Edison Brothers Stores Savings Plan for the accounts of the named individuals during such fiscal year (see footnote 1 above), plus, for 1997, a $474 award paid to each employee of the Corporation in April of that year.

 <F6> Mr. Honig commenced employment with the Corporation on January 12, 1998.
      His annual salary is $700,000.

 <F7> This amount consists of (a) a lump-sum hiring bonus of $600,000 paid in connection with the commencement of Mr. Honig's employment with the Corporation, as partial reimbursement for (i) the value of restricted stock, discounted stock, stock options and bonus lost as a result of leaving his former employer and (ii) the cost of returning certain relocation benefits paid to him by his former employer, including reimbursement of losses incurred by his former employer on the sale of his house, and (b) a moving allowance of $60,000 (in addition to reimbursement of documented relocation, temporary living and legal expenses).

 <F8> Mr. Miller left the employ of the Corporation on January 12, 1998.

 <F9> Reflects the grant on May 11, 1995 of 50,000 shares of Old Common Stock, with the aggregate value based on the closing price of the Old Common Stock on the date of grant. All of these shares were cancelled as of September 26, 1997 pursuant to the Plan of Reorganization.

<F10> The amount shown is comprised of the following elements: (a) $525 contributed by the Corporation to the Edison Brothers Stores Savings Plan for Mr. Miller's account, (b) a $474 award paid to each employee of the Corporation in April 1997, and (c) severance, tax gross-up and other payments and benefits totaling $2,948,686 paid to or for the account of Mr. Miller in connection with the termination of his employment on January 12, 1998 under the terms of the Termination Agreement between Mr. Miller and the Corporation (see "Employment Contracts and Termination of Employment and Change-in-Control Arrangements" at page 9 below).

                                    7


<F11> This option terminated on January 31, 1998 by reason of the termination of Mr. Cooper's employment.

<F12> The amount shown is comprised of the following elements: (a) $600 contributed by the Corporation to the Edison Brothers Stores Savings Plan for Mr. Cooper's account, (b) a $474 award paid to each employee of the Corporation in April 1997, and (c) various payments made to or for the account of Mr. Cooper in connection with the termination of his employment on January 31, 1998 consisting of (i) a tax gross-up payment of $132,402 in respect to the vesting of his restricted stock, payable pursuant to his Restricted Stock Agreement, and (ii) severance, tax gross-up and other payments and benefits totaling $965,506 payable under the terms of the Employment Agreement between Mr. Cooper and the Corporation, dated September 4, 1997 (see "Employment Contracts and Termination of Employment and Change-in-Control Arrangements" at pages 10-11 below).

                                 STOCK OPTIONS

    The following table provides information with respect to the grant of stock options during the 1997 fiscal year to the named executive officers.

                                              OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                                    Potential Realizable Value
                                                                                                     at Assumed Annual Rates
                                                                                                   of Stock Price Appreciation
                                        Individual Grants<F1>                                         for Options Term<F2>
---------------------------------------------------------------------------------------------    -------------------------------
                                Number of          % of Total
                               Securities         Options/SARs      Exercise
                               Underlying         Granted to        or Base
                               Options/SARs       Employees in       Price         Expiration
       Name                     Granted(#)        Fiscal Year        ($/sh)           Date            5%($)          10%($)
-------------------            ------------       ------------      --------       ----------         -----          ------
Lawrence E. Honig               100,000<F3>           12.5%          $6.125          1/12/08        $385,500       $  974,500
                                188,000<F3>           23.4%           6.125          1/12/08         724,740        1,832,060

Alan D. Miller                      --                 --               --              --               --               --

Michael J. Fine                 100,000               12.5%            5.58          9/26/07         351,000          889,000

Karl W. Michner                  25,000                3.1%            5.58          9/26/07          87,750          222,250

David B. Cooper, Jr.             25,000                3.1%            5.58          9/26/07          87,750          222,250

Alan A. Sachs                    15,000                1.9%            5.58          9/26/07          52,650          133,350


<F1> Except as otherwise noted, all options granted to the named executive officers were granted on September 26, 1997 (the date of the Corporation's emergence from Chapter 11) pursuant to the Corporation's 1997 Stock Option Plan. Since there was no established trading market for the Common Stock as of that date (see "Background--Change of Control" at page 1 above), the exercise price of the options was set at the average of the closing prices of the Common Stock on the Nasdaq National Market over the first twenty days of trading in the Common Stock following the Initial Distribution Date (as defined in the Plan of Reorganization), which, as subsequently determined, was $5.58 per share. The options become exercisable in installments of 25% of the total grant on each of the first through fourth anniversaries of the grant date, subject to acceleration upon termination of employment by reason of death, disability or retirement, or in the event of a change in control of the Corporation. The options cease to be exercisable ten years after the date of grant, or sooner if the optionee's employment terminates. In accordance with the provisions of the grant, the option granted to Mr. Cooper terminated without having been exercised on January 31, 1998 by reason of the termination of his employment.

<F2> The amounts shown under the 5% and 10% columns in this table are the result of calculations at the assumed rates of stock price appreciation required by the Securities and Exchange Commission's rules. There can be no assurance that the values shown will be attained. A 0% stock price increase would result in the options having zero value. No gain to the optionees is possible without an increase in stock price, which will benefit all stockholders commensurately.

<F3> The options granted to Mr. Honig were granted pursuant to the
     Corporation's 1997 Stock Option Plan on January 12, 1998, the date of his commencement of employment with the Corporation, at an exercise price equal to the closing price of the Common Stock on that date on the Nasdaq National Market. The options were granted under two separate option agreements, one for 100,000 shares ("Option A") and the other for 188,000 shares ("Option B"). Option A becomes exercisable in installments of one-third of the total grant on each of the first through third anniversaries of the grant date. Option B becomes exercisable in full three years from the date of grant; however, if prior to that date
     (i) the price of a share of Common Stock reaches $13.50 per share
     ("Target Price I"), the option becomes exercisable as to 100,000 of the shares subject to the option, and (ii) the price of a share of Common Stock reaches $18.00 per share ("Target Price II"), the option becomes exercisable as to all of the shares subject to the option. For purposes of the preceding sentence, the price of a share of Common Stock will not be deemed to have reached either of the Target Prices unless the closing price of the Common Stock on the Nasdaq National Market reaches the specified Target Price and remains at or above such Target Price for a minimum of twenty trading days within any period of thirty consecutive trading days. Both Option A and Option B are subject to acceleration upon termination of employment by reason of death, disability or retirement, or in the event of a change in control of the Corporation. Both options cease to be exercisable ten years after the date of grant, or sooner if Mr. Honig's employment terminates.

     The following table provides information with respect to stock option exercises during the 1997 fiscal year by the named executive officers and the value of such officers' unexercised options as of the end of the fiscal year.

                                     AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                            AND FISCAL YEAR-END OPTION/SAR VALUES
                                                                     Number of Securities          Value of Unexercised
                                                                    Underlying Unexercised              In-the-Money
                                                                        Options/SARs at                Options/SARs at
                                                                       Fiscal Year-End(#)           Fiscal Year-End($)<F1>
                       Shares Acquired                         -----------------------------     -----------------------------
Name                    on Exercise(#)    Value Realized($)    Exercisable     Unexercisable     Exercisable     Unexercisable
----                   ---------------    -----------------    -----------     -------------     -----------     -------------
Lawrence E. Honig             --                --                  --           288,000            $0              $144,000

Alan D. Miller                --                --                  --               --             --                   --

Michael J. Fine               --                --                  --           100,000             0               104,500

Karl W. Michner               --                --                  --            25,000             0                26,125

David B. Cooper, Jr.          --                --                  --            25,000<F2>         0                26,125<F2>

Alan A. Sachs                 --                --                  --            15,000             0                15,675


<F1> Aggregate value based on the closing price of the Common Stock on the last trading day of the fiscal year less the exercise price.

<F2> The option granted to Mr. Cooper terminated on January 31, 1998 by reason of the termination of his employment.

              EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT
                      AND CHANGE-IN-CONTROL ARRANGEMENTS

    In June 1997, the Corporation announced that Alan D. Miller, its Chairman, President and Chief Executive Officer, would be leaving the Corporation following its emergence from Chapter 11. In contemplation of his departure, the Corporation and Mr. Miller entered into an Employment Termination Agreement, dated September 4, 1997 (the "Termination Agreement"). To ensure an orderly management transition, it was stipulated in the Termination Agreement that Mr. Miller would remain in his positions with the Corporation until the commencement of employment of a successor Chief Executive Officer, at which time he would resign (the "Termination Date"). The Termination Agreement provided that upon the Corporation's emergence from Chapter 11, the Corporation would pay to Mr. Miller a "restructuring" bonus of $1,500,000 and grant to him 75,000 shares of Common Stock, restricted as to transferability until the later of the Emergence Date or the Termination Date, plus a cash payment sufficient to cover all federal, state or local income taxes payable by him in respect of the vesting of such shares. It further provided that on the Termination Date Mr. Miller would receive, in addition to any unpaid salary and accrued vacation pay, a lump sum cash amount of $1,575,000 (representing three years' base salary) plus $787,500 (representing his aggregate "target bonus" under the Corporation's Executive Incentive Compensation Plan for the years 1997, 1998 and 1999). The Corporation also agreed to maintain for Mr. Miller's continued benefit, for a period of three years from the Termination Date, all life insurance, health and disability plans in which he was entitled to participate immediately prior to the Termination Date (or, alternatively, provide benefits substantially similar to those which he would otherwise have been entitled to receive under such plans). It was also agreed that if any payments or benefits payable by the Corporation to Mr. Miller pursuant to the Termination Agreement were determined to be subject to any excise or similar tax imposed by Sections 280G and 4999 of the Internal Revenue Code, or any successor or comparable federal, state or local tax, the Corporation would (a) pay Mr. Miller an additional sum such that the net amount retained by him after payment of the excise tax would be the same amount he would have retained if no such excise tax had been imposed and (b) cover the cost of any controversy with any taxing authority regarding the imposition of such tax, including legal and accounting fees, interest and penalties. The Termination Agreement required that the Corporation's obligations set forth in the preceding sentence be secured by an irrevocable stand-by letter of credit, to be kept in force pending the receipt of a favorable private letter ruling from the Internal Revenue Service regarding the applicability of such excise tax or other event favorably resolving the potential excise tax liability. The Corporation further agreed to reimburse Mr. Miller for any expenses incurred for outplacement services, not to exceed $25,000, and for any legal fees incurred by him in connection with the implementation of the Termination Agreement, not to exceed $15,000. Finally, the Termination Agreement contained mutual releases by the Corporation and Mr. Miller of any claims relating to his service as an officer and director. As previously noted, Mr. Miller's employment by the Corporation terminated on January 12, 1998.

    Lawrence E. Honig succeeded Mr. Miller as Chairman of the Board, President and Chief Executive Officer of the Corporation, effective January 12, 1998. In connection therewith, the Corporation entered into an Employment Agreement with Mr. Honig, dated that date (the "Employment Agreement"). The Employment Agreement, which is for a term expiring on February 1, 2001, entitles Mr. Honig to a minimum base salary of $700,000 per year; a lump sum hiring bonus of $600,000 (see page 7, footnote 7 above); a moving allowance of $60,000 (in addition to reimbursement of documented relocation and temporary living expenses); reimbursement of legal fees incurred in connection with the negotiation and execution of the Employment Agreement, not to exceed $10,000; participation in any executive incentive compensation program of the Corporation; 50,000 shares of restricted stock pursuant to the Corporation's 1998 Equity Incentive Plan; stock options for an aggregate of 400,000 shares of Common Stock (options "A" and "B" described above at page 8, footnote 3, and a third option for 112,000 shares pursuant to the 1998 Equity Incentive Plan and otherwise on terms similar to option "B"); and the receipt of additional stock options pursuant to the 1998 Equity Incentive Plan on January 12, 2001 and January 12, 2003, respectively (assuming Mr. Honig continues to be employed by the Corporation through such dates), each for 100,000 shares of Common Stock on terms similar to option
"A" (subject to earlier grant dates and immediate vesting in the event of a "change in control" of the Corporation as defined in the 1998 Equity
Incentive Plan). The grants of restricted stock and stock options pursuant to the 1998 Equity Incentive Plan are expressly contingent on stockholder approval of the 1998 Equity Incentive Plan. (See Proposal Two at pages 15-19.) The Employment Agreement further provides that if Mr. Honig's employment (a) is terminated by the Corporation without cause ("cause" being defined as his willful or repeated failure to perform his duties, willful misconduct that is materially injurious to the Corporation, or certain other improper acts) or (b) is terminated by Mr. Honig because the Corporation had either breached its compensation obligations under the Employment Agreement or materially reduced Mr. Honig's authority or functions, the Corporation shall (i) continue to pay Mr. Honig his base salary for the remaining term of the Employment Agreement or one year, whichever is greater (the "Payment Period"), (ii) pay to Mr. Honig such annual cash incentive compensation, if any, to which he would otherwise have been entitled had his employment continued through the end of the fiscal year in which it terminated, and (iii) maintain for Mr. Honig's continued benefit during the Payment Period (or until he obtains similar coverage by a new employer, if earlier) all life insurance, health and disability plans in which he was entitled to participate immediately prior to the termination of his employment (or, alternatively, provide benefits substantially similar to those to which he would otherwise have been entitled under such plans). However, the Employment Agreement further states that if any of the payments or benefits payable thereunder would constitute an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code, then the payments and benefits to be paid or provided shall be reduced to the extent necessary so that no portion of any such payment or benefit will constitute an excess parachute payment. The Employment Agreement also contains provisions requiring confidential treatment by Mr. Honig of proprietary information of the Corporation and, under certain circumstances, post-employment restrictions on Mr. Honig's ability to engage in any business competitive with that of the Corporation, violation of either of which would result in forfeiture of any unpaid termination benefits. If Mr. Honig's employment is terminated by the Corporation for cause (as defined) or is terminated voluntarily by Mr. Honig (other than because the Corporation had breached its compensation obligations under the Employment Agreement or materially reduced his authority or functions), Mr. Honig may be obligated, depending on the date of such termination, to repay to the Corporation some or all of the hiring bonus he received, as follows: if such termination occurs on or before January 12, 1999, Mr. Honig must repay the entire hiring bonus; if the termination occurs on or before January 12, 2000, Mr. Honig must repay two-thirds of the hiring bonus; if the termination occurs on or before January 12, 2001, Mr. Honig must repay one-third of the hiring bonus.

    The Corporation is also party to employment agreements with certain other of its officers, including Messrs. Fine, Michner, Cooper and Sachs (superseding employment agreements previously entered into with them in June 1996). These agreements were executed in September 1997, pursuant to the Plan of Reorganization, and took effect on September 26, 1997 (the date of the Corporation's emergence from Chapter 11). They provide for a two-year term of employment beginning September 26, 1997 (three years in the case of Mr. Fine). In the event a "change in control" (as defined in the agreements) occurs less than eighteen months before the end of the employment term and at a time when the individual is still employed by the Corporation, the employment term will be extended for a period ending eighteen months after the occurrence of the change in control. The agreements provide for the payment of a minimum yearly base salary (Mr. Fine, $400,000; Mr. Michner, $350,000; Mr. Cooper, $330,000;
and Mr. Sachs, $285,000) and, in the case of Messrs. Fine and Michner, lump sum cash bonuses of $500,000 and $100,000, respectively, payable August 1, 1998 (or such earlier date as there occurs a change in control of the Corporation), provided they are still employed by the Corporation as of that date (subject to the right to receive such bonus upon termination of employment under certain circumstances hereinafter described). If, during the term of the agreement, the executive's employment is terminated by the Corporation other than for cause (as defined in the agreements) or is terminated by the executive for "good reason" (as defined), the executive will be entitled to (a) a lump sum payment equal to the executive's monthly salary at the highest rate in effect at any time between September 26, 1997 and the date of termination of employment, multiplied by the greater of twelve or the number of months remaining under the agreement, plus (b) a lump sum payment equal to one-twelfth of the employee's "target bonus" for the then-current fiscal year under the Corporation's Executive Performance Incentive Compensation Plan, multiplied by the greater of twelve or the number of months remaining under the agreement. Further, in the event of termination without cause or for "good reason," the Corporation is to maintain for the executive's continued benefit for the longer of the unexpired term of the agreement or twelve months from the date of termination (or until the executive obtains similar coverage by a new employer, if earlier) all life insurance, health and disability plans in which the executive was entitled to participate immediately prior to the termination of the executive's employment (or, alternatively, provide benefits substantially similar to those which the executive would otherwise have been entitled to receive under such plans). If a "change in control" occurs after the end of the employment term under the agreement but at a time when the executive is still employed by the Corporation, and the executive's employment is then terminated by the Corporation without cause or by the executive for "good reason" within eighteen months after the occurrence of such change in control, the executive will similarly be entitled to the payments and benefits described above. "Cause" is defined in the agreements to include the willful or repeated failure by the executive substantially to perform his duties, any willful misconduct that is materially injurious to the Company, and certain other illegal or immoral acts. "Good reason," prior to a change in control, is defined as a reduction in base salary, mandatory geographic transfer, or the assignment of any duties materially inconsistent with the individual's status as an executive of the Corporation; "good reason," after the occurrence of a change in control, means a reduction in salary, mandatory geographic transfer, material change in benefits, diminution in duties or powers, or the removal of the executive from any positions or offices held immediately prior to the change in control. Each agreement further provides that if any payments or benefits payable by the Corporation to the executive pursuant to the agreement or any other plan or arrangement of the Corporation are determined to be subject to an excise or similar tax pursuant to Sections 280G and 4999 of the Internal Revenue Code, or any successor or other comparable federal, state or local tax, the Corporation will pay the executive an additional sum such that the net amount retained by the executive after payment of the excise tax is the same amount which would have been retained if no such excise tax had been imposed. Legal fees and other expenses incurred by the executive to enforce his rights under the agreement are to be reimbursed by the Corporation unless a court expressly finds that the actions taken by the executive in respect to the agreement were taken in bad faith or without a reasonable basis. Mr. Cooper's employment by the Corporation was terminated without cause on January 31, 1998.

                               RETIREMENT PLANS

    In connection with the Plan of Reorganization, in 1997 the Corporation terminated its existing Pension Plan (the "Prior Plan"), and in its stead established, effective January 1, 1998, a fully funded, defined benefit pension plan known as the Edison Brothers Stores Retirement Account Plan (the "New Plan"). The Corporation has applied to the Internal Revenue Service to obtain "tax-qualified" status for the New Plan and has no reason to believe that such status will not be granted.

    Each regular domestic employee of the Corporation or one of its subsidiaries is eligible to participate in the New Plan. Participation automatically begins when such employee has attained the age of 21 and completed one year of service (as defined in the New Plan). Except as provided in the next sentence, vesting of rights to a pension occurs upon the completion of three years of service under the New Plan, which may include years of service completed prior to attaining the age of 21. Employees who were vested under the Prior Plan became vested under the New Plan upon its creation.

    Under the New Plan, a notional account is established for each participant. Thereafter, following the close of each fiscal year of the New Plan, the account of such participant is credited in an amount equal to a predetermined percentage of that participant's aggregate compensation for that fiscal year. For purposes of this calculation, aggregate compensation includes salary, commissions and bonuses, but does not include fringe benefits or distributions under any stock option or stock bonus plan. The percentage applied ranges from 3% to 6% depending on the age of the participant. The applicable percentage is doubled as to that portion of the participant's aggregate compensation, if any, which exceeds the aggregate compensation subject to FICA taxation for such fiscal year ($65,400 for 1997).

    In addition, the account of each participant is credited annually in an amount equal to the amount of the participant's account balance multiplied by the then-average annual yield on 10-year U.S. Treasury securities.

    Certain participants in the New Plan may be entitled to a minimum benefit under the New Plan equal to the amount that would have been provided under the defined benefit formula applicable under the Prior Plan.

    In the event a vested participant ceases to be employed by the Corporation, such participant may receive payment of his or her account in the form of a lump sum distribution, life annuity, or joint life and survivor annuity, or may defer payment until normal retirement age.

    Each employee who was vested under the Prior Plan at the time of termination of the Prior Plan was required to elect either to transfer the lump sum present value of his or her accrued benefit to the New Plan, or to have such accrued benefit converted to an annuity to be purchased for the participant from an insurance company.

    The Internal Revenue Code imposes limits on the aggregate amount of compensation for which contributions may be made under a tax-qualified plan, including the New Plan. Accordingly, the Corporation has in effect an unfunded excess benefits plan (the "Pension Restoration Plan") to pay from its general assets to each affected participant that portion of the benefit which would otherwise be paid to that participant under the New Plan were it not for such limitation.

    The aggregate estimated annual retirement benefits payable under the New Plan and the Pension Restoration Plan in the form of a single life annuity beginning at age 65 to each person named in the Summary Compensation Table on page 6 who is still employed by the Corporation as of the date hereof is as follows: Lawrence E. Honig, $205,872; Michael J. Fine, $208,188; Karl W. Michner, $278,712; and Alan A. Sachs, $149,160. The foregoing calculation assumes that each such person remains employed by the Corporation until age 65 and receives 3.5% annual salary increases. The foregoing calculation does not take into account any payment under any executive performance incentive or other bonus plan which may be in effect from time to time, as it is not possible to predict the amounts, if any, that may be received by each such person pursuant to any such plan.

    In connection with the termination of their employment by the Corporation on January 12, 1998 and January 31, 1998, respectively, Alan D. Miller and David B. Cooper, Jr. received lump sum distributions of their respective account balances under the New Plan and lump sum distributions pursuant to the Pension Restoration Plan in total amounts as follows: Mr. Miller, $667,313; and Mr. Cooper, $113,230.

                       REPORT ON EXECUTIVE COMPENSATION

    The following report discusses the compensation policies applied by the Compensation Committee of the Board of Directors in performing its functions in respect to the compensation of the Corporation's executive officers for fiscal 1997. The members of the Compensation Committee who were responsible for the Corporation's executive compensation policies for 1997 were Julian I. Edison (Chairman), Bart A. Brown, Jr., Jane Evans and Craig D. Schnuck, all of whom have since left the Board. The current members of the Compensation Committee of the Board did not set and were not responsible for the policies described below.

COMPENSATION PHILOSOPHY

    The principal objectives of the Corporation's executive compensation program have been to:

    (1) Attract, motivate and retain highly qualified managers;

    (2) Reward individual executives for their contribution to the attainment of the Corporation's financial and strategic goals; and

    (3) Align the interests of its executives with those of the shareholders.

    In late 1993, the Corporation retained a professional compensation consultant to review the Corporation's executive compensation program. Based on the consultant's recommendations, in 1994 the Corporation restructured its compensation program for its executive officers to more closely tie pay to performance. It froze or dampened the rate of growth of base salaries; introduced a variable cash compensation component in the form of an annual performance-based bonus plan; and increased the frequency and amount of stock options granted. That program has been carried forward.

SALARY

    Each executive's base salary was reviewed at the end of the prior fiscal year. In determining individual salaries for 1997, within the framework of the restructured compensation program described above, the Committee considered the recent financial performance of the Corporation, the particular executive's position and scope of responsibilities, his or her individual performance and achievements during the prior year (including separate divisional results, as appropriate, and the accomplishment of or progress towards identified managerial or strategic objectives and personal development goals), as well as the executive's knowledge, experience, capabilities, and prospective future contributions. There was no set weighting of these variables in determining individual salaries.

ANNUAL CASH BONUS

    The Edison Brothers Stores, Inc. 1997 Executive Performance Incentive Compensation Plan provided for the payment of bonuses contingent on the attainment of certain corporate and/or divisional financial goals established by the Committee. Each executive selected by the Committee to participate for 1997 was assigned a target bonus award, expressed as a percentage of the participant's base salary. Only a small proportion of participants received bonuses in respect of 1997 performance.

STOCK OPTIONS

    The Committee historically has favored a stock option program as a long-term compensation vehicle that aligns the interests of management with those of the stockholders. Since options gain value only to the extent that the Corporation's stock price exceeds the option exercise price, the benefits accruing to management through stock options are directly tied to how well management creates increased value for the stockholders. This encourages a continuing management focus on increasing profitability and stockholder value.

    As part of the Plan of Reorganization, options were granted to all executive officers of the Corporation (other than Alan D. Miller) upon the Corporation's emergence from Chapter 11. The number of options granted to each executive was determined by the Committee based on the same considerations used in determining base salaries, as described above.

EMPLOYMENT AGREEMENTS

    In September 1997, as contemplated in the Plan of Reorganization, the Committee authorized the Corporation to enter into employment agreements with certain of its key executives. The agreements entered into with the named executive officers are described at pages 10-11 above.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m)

    Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1 million paid to certain executive officers in any tax year beginning on or after January 1, 1994. Performance-based compensation will not be subject to the deduction limit if certain requirements are met. To the extent feasible and consistent with the primary objectives of the Corporation's executive compensation program, the Corporation has sought to structure the performance-based portion of the compensation of its executive officers in a manner that complies with Section 162(m).

1997 COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

    Alan D. Miller served as Chairman of the Board, President and Chief Executive Officer of the Corporation until January 12, 1998. In determining Mr. Miller's compensation for 1997, the Committee used the same criteria described in the Salary section above. Based on these factors (without any specific weighting among them), the Committee established a base salary for Mr. Miller of $525,000, effective April 1, 1997. All other compensation paid to Mr. Miller for fiscal 1997 was paid pursuant to his pre-existing 1996 Employment Agreement or the Termination Agreement which was executed following Committee approval in anticipation of the Corporation's emergence from Chapter 11.

    Lawrence E. Honig has served as Chairman of the Board, President and Chief Executive Officer of the Corporation since January 12, 1998. Mr. Honig's compensation for fiscal 1997 was negotiated with representatives of the Board as part of the recruitment process. The terms of his employment, including compensation, are set forth in the Employment Agreement between Mr. Honig and the Corporation described at pages 9-10 above.

                     COMPENSATION COMMITTEE INTERLOCKS AND
                             INSIDER PARTICIPATION

    Julian I. Edison, who, during a portion of the last fiscal year, was a member of the Compensation Committee of the Board, was formerly an officer of the Corporation.

                            STOCK PRICE PERFORMANCE

    The following graphs show the cumulative total stockholder returns on the Corporation's common stock during two periods (assuming a $100 investment in the common stock at the beginning of each period and the reinvestment of all dividends). The first period is from January 29, 1993 (the last trading day of the Corporation's 1992 fiscal year) to June 30, 1997 (when trading in the Corporation's Old Common Stock on the New York Stock Exchange was permanently suspended); the second period is from December 12, 1997 (when the New Common Stock issued by the Corporation following its emergence from Chapter 11 began trading on the Nasdaq National Market) to January 30, 1998 (the last trading day of the Corporation's 1997 fiscal year). (See "Background--Change in Control" at page 1 above.) For the first of the two periods, the graph includes the distribution by the Corporation to its shareholders of the common stock owned by the Corporation in its former Dave & Buster's, Inc. subsidiary, based on the assumption that the shares of Dave & Buster's received in the distribution were sold on June 29, 1995, the effective date of the distribution, and the proceeds immediately reinvested in shares of the Corporation's common stock. Also presented in each graph for comparison are the cumulative total stockholder returns for the same periods (assuming a $100 investment in each at the beginning of each period and the reinvestment of all dividends) of the Standard & Poor's Retail Stores Index and the Standard & Poor's 500 Stock Index.

                                    [GRAPH]

                     01/29/93     01/28/94     01/27/95     02/02/96     01/31/97     06/30/97                12/12/97     01/30/98
                     --------     --------     --------     --------     --------     -------                 --------     --------
EBS                    100          68.20        29.43         5.12         5.52         3.94      EPS          100         103.92

S&P Retail             100          95.22        87.09        93.52       108.47       135.70      S&P Retail   100         101.56

S&P 500                100         109.10       107.20       144.91       179.17       201.73      S&P 500      100         102.91

                 2. APPROVAL OF THE 1998 EQUITY INCENTIVE PLAN

    On February 26, 1998, the Board of Directors unanimously adopted, subject to the approval of the Corporation's stockholders at the 1998 annual meeting, the Edison Brothers Stores, Inc. 1998 Equity Incentive Plan (the "Plan"). The Plan affords the Board the ability to design compensatory awards that are responsive to the Corporation's needs, and includes authorization for stock options, restricted shares, deferred shares and performance shares. The Plan will supplement the Corporation's current compensation programs.

    An affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the annual meeting and entitled to vote on the proposal will constitute stockholder approval of the Plan.

    The Board of Directors unanimously recommends a vote FOR the proposal.

    The following summary of the principal provisions of the Plan is not intended to be exhaustive and is qualified in its entirety by the terms of the Plan, a copy of which is set forth as Exhibit A to this proxy statement. Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan.

PURPOSE OF THE PLAN

    The purpose of the Plan is to attract and retain consultants, officers and other key employees for the Corporation and to provide to such persons incentives and rewards for superior performance.

ELIGIBILITY

    Consultants, officers and key employees of the Corporation and its subsidiaries may be selected by the Board to receive awards under the Plan (each, a "Participant").

AVAILABLE SHARES

    Subject to adjustment as provided in the Plan, the number of shares of Common Stock that may be issued or transferred under the Plan shall not exceed in the aggregate 700,000 shares, of which no more than 200,000 shares may be issued or transferred as Restricted Shares and no more than 700,000 shares may be issued or transferred upon the exercise of Incentive Stock Options ("ISOs"). In addition, no Participant may be granted, in any calendar year,
(i) Option Rights, in the aggregate, for more than 700,000 shares of Common Stock or (ii) awards of Performance Shares intended to qualify for exemption under Section 162(m) of the Code of more than 700,000 shares of Common Stock.

OPTION RIGHTS

    Option Rights may be granted under the Plan that entitle the Optionee to purchase shares of Common Stock. Option Rights may be (a) options, including ISO's, that are intended to qualify under particular provisions of the Code,
(b) options that are not intended to so qualify, or (c) combinations of the foregoing. Each grant of Option Rights must specify (a) the number of shares of Common Stock to which it pertains, (b) the Option Price per share (which may not be less than the Market Value per Share on the Date of Grant, except that the Option Price per share of any Option Rights granted to any executive officer of the Corporation in connection with the negotiation and execution of such officer's initial employment agreement with the Corporation may be the lesser of (i) the Market Value per Share on the Date of Grant or (ii) the Market Value per Share on the date immediately preceding the date on which the Corporation publicly announces such officer's agreement to commence serving as an executive officer of the Corporation), (c) the permitted manner of payment of the Option Price (which may include payment (i) in cash or by check acceptable to the Corporation, (ii) by the tender to the Corporation of shares of Common Stock owned by the Optionee having an aggregate fair market value at the time of exercise equal to the total Option Price, (iii) by delivery of irrevocable instructions to a financial institution or broker to deliver promptly to the Corporation sale or loan proceeds with respect to the shares sufficient to pay the total Option Price, (iv) through the written election of the Optionee to have shares of Common Stock withheld by the Corporation from the shares otherwise to be received, with such withheld shares having an aggregate fair market value on the date of exercise equal to the total Option Price of the shares being purchased, or (v) by any combination of such payment methods) and (d) the period of continuous service with the Corporation or other conditions (including the satisfaction of Management Objectives) that may be necessary before the Option Rights will become exercisable. No Option Right shall be exercisable more than ten years from the Date of Grant. Successive grants may be made to the same Optionee whether or not Option Rights previously granted to such Optionee remain unexercised.

    The Board may, at or after the Date of Grant of any Option Rights, grant tax-offset bonus rights ("TOBRs") with respect to awards of Option Rights. A TOBR will entitle the Optionee to receive from the Corporation upon exercise of the related Option Right an amount of cash equal to (i) the excess, if any, of the aggregate market price of the shares of Common Stock acquired by the exercise of the Option Right on the date of exercise over the aggregate Option Price of the shares of Common Stock acquired by such exercise, multiplied by (ii) a percentage (either fixed or by formula) determined by the Board. The Board shall determine all other terms and provisions of any TOBR. No TOBR shall be assignable or transferable except to the extent authorized by the Board.

    Each grant of Option rights shall be evidenced by an agreement between the Corporation and the Participant containing such terms and provisions, consistent with the Plan, as the Board may approve.

RESTRICTED SHARES

    A grant of Restricted Shares involves the immediate transfer by the Corporation to a Participant of ownership of a specific number of shares of Common Stock in consideration of the performance of services. The Participant is immediately entitled to voting, dividend and other ownership rights in such shares. The transfer may be made without additional consideration or in consideration of a payment by the Participant that is less than the then-current Market Value per Share, as the Board may determine.

    Restricted Shares must be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Internal Revenue Code of 1986, as amended (the "Code") for a period to be determined by the Board at the Date of Grant (subject to a shortening of the period, at the Board's discretion, in the event of a Change in Control or other circumstances). In order to enforce these forfeiture provisions, the transferability of Restricted Shares will be prohibited or restricted in a manner and to the extent prescribed by the Board for the period during which the forfeiture provisions continue.

    A grant of Restricted Shares may specify Management Objectives that, if achieved, will result in early termination of the restrictions applicable to such shares. (See "Management Objectives" below.) Such grant may specify in respect of such Management Objectives a minimum acceptable level of achievement and may set forth a formula for determining the number of Restricted Shares on which the restrictions will terminate if performance is at or above the minimum level but falls short of full achievement of the specified Management Objectives.

    Each grant of Restricted Shares shall be evidenced by an agreement between the Corporation and the Participant containing such terms and provisions, consistent with the Plan, as the Board may approve.

DEFERRED SHARES

    A grant of Deferred Shares constitutes an agreement by the Corporation to deliver shares of Common Stock to the Participant in the future in consideration of the performance of services, subject to the fulfillment of such conditions during the Deferral Period as the Board may specify. The Deferral Period is determined by the Board at the Date of Grant (subject to a shortening of the Deferral Period, at the Board's discretion, in the event of a Change in Control or other circumstances). During the Deferral Period, the Participant will have no right to transfer any rights under the award and no right to vote the shares, but the Board may, at or after the Date of Grant, authorize the payment of dividend equivalents on such shares on a current, deferred or contingent basis, either in cash or in additional shares of Common Stock. Awards of Deferred Shares may be made without additional consideration or in consideration of a payment by the Participant that is less than the Market Value per Share at the Date of Grant.

    Each grant of Deferred Shares shall be evidenced by an agreement between the Corporation and the Participant containing such terms and provisions, consistent with the Plan, as the Board may approve.

PERFORMANCE SHARES

    A Performance Share is a bookkeeping unit that records the equivalent of one share of Common Stock. Performance Shares become payable to a Participant upon achievement of specified Management Objectives. Each grant of Performance Shares must specify Management Objectives which, if achieved, will result in payment of the award, and each grant must specify in respect of such specified Management Objectives a minimum acceptable level of achievement and a formula for determining the number of Performance Shares that will be earned if performance is at or above the minimum level but falls short of full achievement of the specified Management Objectives. Before the Performance Shares are deemed earned and paid, the Board must certify that the Management Objectives have been satisfied. To the extent earned, the Performance Shares will be paid to the Participant in cash, shares of Common Stock or any combination thereof.

    Each grant of Performance Shares shall be evidenced by an agreement between the Corporation and the Participant containing such terms and provisions, consistent with the Plan, as the Board may approve.

MANAGEMENT OBJECTIVES

    A "Management Objective" is a measurable performance objective.
Management Objectives may be described in terms of either Corporation-wide objectives or objectives that are related to the performance of the individual Participant or the division, department, region or function within the Corporation in which the Participant is employed. Management Objectives applicable to any award to a Participant who is, or is determined by the Board likely to become, a "covered employee" within the meaning of Section 162(m) of the Code shall be based on specified levels of, or growth in, one or more of the following criteria: market value; book value; earnings per share; market share; operating profit; net income; cash flow; return on capital; return on assets; return on equity; margins; stockholder return; sales or product volume growth; quantifiable and objective productivity improvement; costs or expenses; net assets; or debt/capital ratio. The Board may modify such Management Objectives, in whole or in part, as the Board deems appropriate and equitable in light of events and circumstances (such as changes in the Corporation's business, operations or capital structure), except where such modification would result in an award to a "covered employee" no longer qualifying as performance-based compensation under Section 162(m) of the Code.

ADMINISTRATION AND AMENDMENTS

    The Plan will be administered by the Board or by a committee of the Board (or subcommittee thereof) consisting of not less than two Non-Employee Directors. The grant of any award intended to qualify as performance-based compensation under Section 162(m) of the Code (and any administrative determinations in connection therewith) must be made only by a committee of the Board (or subcommittee thereof) consisting of not less than two "outside directors" (as defined under Section 162(m) of the Code) in a manner consistent with the rules governing performance-based compensation thereunder.

    The Board may amend the Plan in whole or in part without further approval by the stockholders of the Corporation except where stockholder approval is required by applicable law or the rules of the Nasdaq National Market (or, if the Common Stock is not traded on the Nasdaq National Market, the principal national securities exchange upon which the Common Stock is traded). No amendment of the Plan may, without the written consent of a Participant to whom awards under the Plan have been granted, adversely affect the rights of such Participant under such awards, which rights shall include all rights of such Participant under the Plan as it existed as of the date of grant of such awards.

    The Board may provide for special terms for awards to Participants who are foreign nationals or who are employed by the Corporation or any of its subsidiaries outside of the United States of America as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom.

TRANSFERABILITY

    Except as otherwise determined by the Board, (a) no Option Right or other derivative security granted under the Plan will be transferable by a Participant other than by will or the laws of descent and distribution and (b) Option Rights will be exercisable during the Optionee's lifetime only by the Optionee or the Optionee's guardian or legal representative. Notwithstanding the foregoing, subject to prior authorization by the Board, Option Rights (other than ISOs) and other awards granted under the Plan may be transferred by a Participant, without payment of consideration therefor by the transferee, to certain members of such Participant's immediate family (or trusts for the benefit of, or entities consisting solely of, members of such immediate family), provided that no such transfer shall be effective unless (a) the Participant has provided the Corporation with ten days' prior notice thereof,
(b) the transfer is thereafter effected in accordance with any applicable terms and conditions set by the Board, and (c) the transferee has agreed to be subject to the same terms and conditions under the Plan as the Participant.

    The Board may specify at the date of grant that part or all of the shares of Common Stock that are (a) to be issued or transferred by the Corporation upon exercise of Option Rights, upon termination of the Deferral Period applicable to Deferred Shares or upon payment under any grant of Performance Shares or (b) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in the Plan, shall be subject to further restrictions on transfer.

ADJUSTMENTS

    The maximum number of shares that may be issued and delivered under the Plan, the number of shares covered by outstanding Option Rights, Deferred Shares and Performance Shares, the prices per share applicable thereto, and the kind of shares covered thereby, are subject to adjustment in the event of stock dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, spinoffs, reorganizations, liquidations, issuances of rights or warrants, and similar events. In the event of any such transaction or event, the Board, in its discretion, may provide in substitution for any or all outstanding awards under the Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require the surrender of all awards so replaced.

                        FEDERAL INCOME TAX CONSEQUENCES

    The following is a brief summary of the federal income tax consequences of certain transactions under the Plan based on federal income tax laws in effect on January 1, 1998. This summary is not intended to be complete and does not describe state or local tax consequences.

SECTION 162(m) CONSIDERATIONS

    Section 162(m) of the Code disallows a publicly held corporation's deduction for any compensation in excess of $1 million (per tax year) paid to the corporation's chief executive officer or to any of the other four most highly compensated executives, subject to certain exceptions. One of these exceptions allows for the deduction of performance-based compensation in excess of $1 million where certain criteria and procedural requirements are satisfied.

    Under the Plan, awards of Option Rights generally are intended to qualify, and awards of Restricted Shares and Performance Shares may be structured to qualify, as performance-based compensation under Section 162(m) of the Code.

TAX CONSEQUENCES TO PARTICIPANTS

    Non-Qualified Stock Options. In general, an Optionee will recognize no income upon grant of a nonqualified Option Right, but will recognize ordinary income upon exercise of the Option Right in an amount equal to the difference between the Option Price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise. Upon sale of the shares acquired pursuant to the exercise of a nonqualified Option Right, any increase (or decrease) in the value of the shares after the date of exercise will be treated as capital gain (or loss).

    Incentive Stock Options. Subject to the effects of the Alternative Minimum Tax, an Optionee will not recognize income upon either the grant or exercise of an ISO. Upon sale of the shares, any increase (or decrease) in the value of the shares after the date of exercise will be treated as capital gain (or loss). However, if an Optionee disposes of the shares within two years from the date of grant of the Option Right or within one year from the date of exercise (an "Early Disposition"), the Optionee will realize ordinary income at the time of such Early Disposition in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise (or, if less, the amount realized on the disposition of such shares) over the Option Price paid for the shares. The excess, if any, of the amount realized on the Early Disposition of such shares over the fair market value of the shares on the date of exercise will be a capital gain.

    Restricted Shares. A recipient of Restricted Shares generally will be subject to tax at ordinary income rates on the fair market value of the Restricted Shares (reduced by any amount paid by the Participant for such Restricted Shares) at such time as the shares are no longer subject to forfeiture or restrictions on transfer within the meaning of Section 83 of the Code. However, a recipient may elect under Section 83(b) of the Code to include in income in the year of grant the excess of the fair market value of such shares (determined without regard to any restrictions thereon) on the date of grant over the purchase price, if any, of such Restricted Shares.

    Deferred Shares. No income generally will be recognized upon the award of Deferred Shares. The recipient of a Deferred Share award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted shares of Common Stock on the date that such shares are transferred to the Participant under the award (reduced by any amount paid by the Participant for such Deferred Shares), and the capital gains/loss holding period for such shares will also commence on such date.

    Performance Shares. No income generally will be recognized upon the grant of Performance Shares. Upon payment in respect of the earn-out of Performance Shares, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted shares of Common Stock received.

TAX CONSEQUENCES TO THE CORPORATION

    To the extent that a Participant recognizes ordinary income in the circumstances described above, the Corporation will be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Code and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

PLAN BENEFITS

    It is not possible at this time to determine the benefits or amounts that may be received by a Participant in the Plan. As described above, however, pursuant to the Employment Agreement between the Corporation and Lawrence E. Honig, the Board has granted, and has committed to grant in the future, Option Rights and awards of Restricted Shares to Mr. Honig under the Plan. (See pages 9-10 above.)

    As of April 24, 1998, the market value of the Corporation's Common Stock, as determined by its closing price on that date on the Nasdaq National Market, was $7.625 per share.

           3. APPROVAL OF THE 1998 DEFERRED STOCK COMPENSATION PLAN
                          FOR NON-EMPLOYEE DIRECTORS

    On February 26, 1998, the Board of Directors unanimously adopted, subject to the approval of the Corporation's stockholders at the 1998 annual meeting, the Edison Brothers Stores, Inc. 1998 Deferred Stock Compensation Plan for Non-Employee Directors (the "Deferred Stock Plan"). The Deferred Stock Plan will allow directors who are not employees of the Corporation or any of its subsidiaries or affiliates ("Non-Employee Directors") to defer their directors' fees and receive such deferred compensation in the form of shares of Common Stock of the Corporation following the termination of their service as directors.

    The purpose of the Deferred Stock Plan is to encourage Non-Employee Directors to acquire a greater personal stake in the success of the Corporation and thereby increase the identification of interests between such directors and the stockholders of the Corporation.

    An affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the annual meeting and entitled to vote on the proposal will constitute stockholder approval of the Deferred Stock Plan.

    The Board of Directors unanimously recommends a vote FOR this proposal.

    The full text of the Deferred Stock Plan is set forth as Exhibit B to this proxy statement. The following is a summary of the provisions of the Deferred Stock Plan and is qualified by reference to the full text thereof.

    Under the Deferred Stock Plan, each person who is a Non-Employee Director on the date any annual retainer or meeting fees are payable to such director will be eligible to defer receipt of all or any portion of such fees. To participate in the Deferred Stock Plan, a Non-Employee Director must file a written deferral election with the Secretary of the Corporation indicating the portion (up to 100%) of the fees the director wishes to defer. Each Non-Employee Director who is a member of the Board on the date of the 1998 annual meeting of stockholders may make such a deferral election at any time prior to that date, to take effect as of that date. Any Non-Employee Director who is serving on the Board at that date who does not make a deferral election prior thereto, or any person who first becomes a Non-Employee Director after that date, may make a deferral election at any time before the commencement of any subsequent calendar year, which election shall be effective as of the first day of such calendar year.

    Once a Non-Employee Director has made a deferral election, that election will remain in effect unless the director revokes or modifies it by filing a new deferral election. The change will be effective as of the first day of the subsequent calendar year.

    A "stock unit account" will be established for each participant in the Deferred Stock Plan. At each fee payment date, the account will be credited with a number of stock units (including fractional units) equal to the amount of the fees deferred, divided by the fair market value of a share of Common Stock on that date. If dividends are paid on the Common Stock, the stock unit account will be credited with additional stock units in the same manner as if dividends on actual shares of Common Stock were reinvested. Stock unit accounts will also be adjusted to reflect any stock split, recapitalization or similar occurrence.

    A participant's stock unit account will be settled by delivering to the participant a number of shares of Common Stock equal to the number of stock units then credited to the account. Such delivery will be made on the first day of the calendar month immediately following the month in which the participant ceases to be a member of the Board of Directors, unless the participant has elected (by so indicating on the participant's deferral election form) to defer delivery until January 1 of the following year. A participant may also elect (by so indicating on the deferral election form) to have the delivery of Common Stock made in up to ten annual installments. If a participant elects to have the delivery made in annual installments, the number of shares of Common Stock delivered in each installment will be determined by dividing the number of stock units credited to the participant's stock unit account on the date of payment of such installment by the number of remaining unpaid installments. If a lump sum payment or the final installment payment would result in the issuance of a fractional share of Common Stock, cash in lieu of such fractional share will be paid to the participant based on the market value of a share of Common Stock on the day immediately preceding the date of such payment. A participant's stock unit account will continue to be credited with dividends paid on the Common Stock and will remain subject to adjustment in the event of a stock split or recapitalization until the entire balance of the stock unit account has been distributed. A participant may change the manner in which his or her stock unit account is to be distributed by filing a new deferral election form with the Secretary of the Corporation, but only with the prior consent of the Board or the committee of the Board administering the Deferred Stock Plan and only if the new election is filed at least six months before the date the participant ceases to be a member of the Board.

    A participant may designate one or more beneficiaries to receive payment of the participant's stock unit account in the event the participant dies before receiving full payment. If a participant fails to designate a beneficiary, or if all designated beneficiaries die before complete payment is made, any remaining unpaid amounts will be paid in one lump sum to the participant's estate.

    The stock unit accounts established under the Deferred Stock Plan will be merely bookkeeping entries evidencing unfunded and unsecured general obligations of the Corporation. The Corporation will not be required to reserve or otherwise set aside shares of Common Stock for the payment of its obligations under the Deferred Stock Plan. A participant's interest in any fees deferred under the Deferred Stock Plan will be that of a general creditor of the Corporation.

    The Deferred Stock Plan will be administered by the Board of Directors or a committee of its members appointed by the Board. Subject to the express provisions of the Deferred Stock Plan, the committee will have complete authority to make all determinations necessary for its administration. The Board may amend or terminate the Deferred Stock Plan at any time, but no such action taken without a participant's consent may adversely affect the rights of such participant with respect to any stock units credited to his or her stock unit account at the time of such amendment or termination.

    It is not possible at this time to determine the benefits or amounts that will be received by any director who participates in the Deferred Stock Plan.

                 4. APPROVAL OF THE 1998 RESTRICTED STOCK PLAN
                          FOR NON-EMPLOYEE DIRECTORS

    On April 15, 1998, the Board of Directors unanimously adopted, subject to the approval of the Corporation's stockholders at the 1998 annual meeting, the Edison Brothers Stores, Inc. 1998 Restricted Stock Plan for Non-Employee Directors (the "Restricted Stock Plan"). The purpose of the Restricted Stock Plan is to provide ownership of the Corporation's Common Stock to non-employee members of the Board of Directors in order to improve the Corporation's ability to attract and retain highly qualified individuals to serve as directors of the Corporation, to provide competitive remuneration for Board service, and to strengthen the commonality of interest between directors and stockholders.

    An affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the annual meeting and entitled to vote on the proposal will constitute stockholder approval of the Restricted Stock Plan.

    The Board of Directors unanimously recommends a vote FOR this proposal.

    The full text of the Restricted Stock Plan is set forth as Exhibit C to this proxy statement. The following is a summary of the provisions of the Restricted Stock Plan and is qualified by reference to the full text thereof.

    Under the Restricted Stock Plan, each person who is a non-employee director of the Corporation at the close of business on the date the Restricted Stock Plan is approved by the Corporation's stockholders will automatically be granted on that date 7,500 shares of Restricted Stock. Each person who first becomes a non-employee director of the Corporation after such date will automatically be granted, on the date such person becomes a non-employee director, 7,500 shares of Restricted Stock.

    A grant of Restricted Stock will constitute an immediate transfer of ownership of the shares, in consideration of the performance of services, entitling the recipient to voting, dividend and other ownership rights in such shares, subject to the risk of forfeiture and restrictions on transfer hereinafter described.

    The shares of Restricted Stock will be subject to forfeiture during a specified period (the "Restricted Period"). The Restricted Period will begin on the date of grant and will expire with respect to one-third of the total shares granted on each of the first three anniversaries of the date of grant. The Restricted Period will expire immediately with respect to all shares of Restricted Stock held by a non-employee director in the event of (i) the non-employee director's death or Disability (as defined in the Restricted Stock Plan) or
(ii) a Change in Control (as defined in the Restricted Stock Plan). If a non-employee director ceases to be a member of the Board of Directors before the Restricted Period has expired with respect to any portion of the grant, all of the shares of Restricted Stock with respect to which the Restricted Period has not expired will be forfeited.

    During the Restricted Period, the Restricted Stock will not be transferable by the non-employee director. All certificates issued for Restricted Stock will be held by the Secretary of the Corporation until the expiration of the Restricted Period, at which time the certificates will be delivered to the non-employee director to whom such Restricted Stock was issued.

    Unless the shares of Common Stock available for issuance under the Restricted Stock Plan are then registered under the Securities Act of 1933, as amended, each grant of Restricted Stock will require that the non-employee director to whom such Restricted Stock is granted represent to the Corporation in writing that the Restricted Stock is being acquired for investment for the non-employee director's own account and not with a view to resale or distribution.

    The Restricted Stock Plan will be administered by the Compensation Committee of the Board of Directors, unless the administration is expressly assumed by the Board pursuant to resolution.

    Each grant of Restricted Stock will be evidenced by an agreement between the Corporation and the non-employee director containing such terms and conditions, consistent with the Restricted Stock Plan, as the Compensation Committee of the Board may approve.

    Subject to adjustment for changes in the capitalization of the Corporation as provided therein, a maximum of 75,000 shares of Restricted Stock may be granted under the Restricted Stock Plan. Any shares of Restricted Stock that are forfeited or surrendered or cancelled for any reason will again be available for issuance under the Restricted Stock Plan. The number of shares of Restricted Stock that will actually be granted under the Restricted Stock Plan depends on the number of non-employee directors elected by the Corporation's stockholders at the 1998 annual meeting and subsequent annual meetings, and therefore cannot be determined with certainty.

    The Restricted Stock Plan may be amended, suspended or terminated at any time by the Board of Directors, provided that any amendment that must be approved by the stockholders of the Corporation in order to comply with applicable law or the rules of the Nasdaq National Market (or, if the Common Stock is not then traded on the Nasdaq National Market, the rules of any national securities exchange upon which the Common Stock is then traded), will not be effective unless and until such approval has been obtained. No amendment of the Restricted Stock Plan may, without the written consent of a non-employee director to whom Restricted Stock has been granted under the Restricted Stock Plan, adversely affect the rights of such non-employee director with respect to such Restricted Stock.

FEDERAL INCOME TAX CONSEQUENCES

    The following is a brief summary of certain of the federal income tax consequences of transactions under the Restricted Stock Plan based on federal income tax laws in effect on January 1, 1998. This summary is not intended to be complete and does not describe state or local tax consequences.

    A recipient of Restricted Stock generally will be subject to tax at ordinary income rates on the fair market value of the Restricted Stock at such time as the shares are no longer subject to forfeiture or restrictions on transfer within the meaning of Section 83 of the Internal Revenue Code. However, a recipient may elect under Section 83(b) of the Internal Revenue Code to include in income in the year of grant the fair market value of the shares (determined without regard to any restrictions thereon) on the date of grant. To the extent a non-employee director recognizes ordinary income in the circumstances described above, the Corporation will generally be entitled to a corresponding deduction.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the officers and directors of the Corporation and any persons owning more than ten percent of the Corporation's Common Stock to report their ownership of the Corporation's Common Stock to the Securities and Exchange Commission. Based on its review of the reports filed by such persons, and on written representations by certain of such persons that no reports on Form 5 were required to be filed by them, the Corporation believes that all Section 16(a) reporting requirements for its 1997 fiscal year were complied with by its officers, directors and greater than ten percent stockholders.

                             STOCKHOLDER PROPOSALS
                            FOR 1999 ANNUAL MEETING

STOCKHOLDER PROPOSALS FOR INCLUSION IN THE PROXY STATEMENT

    In order to be considered for inclusion in the Corporation's proxy statement for the annual meeting of stockholders to be held in 1999, all stockholder proposals must be received by the Secretary of the Corporation on or before January 1, 1999. Any such proposal must meet the applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder.

OTHER STOCKHOLDER PROPOSALS AND NOMINATIONS

    The Corporation's Amended and Restated By-Laws prescribe the procedures a stockholder must follow to nominate directors for election at an annual meeting or to bring other business (other than that included in the Corporation's proxy statement) before an annual meeting. The By-Laws provide that the presiding officer of the meeting shall refuse to recognize the nomination of any person as a director or any other proposal by a stockholder not made in compliance with these procedures. The following summary of these procedures is qualified by reference to the By-Laws, a copy of which may be obtained, without charge, upon written request to the Secretary of the Corporation.

    A stockholder who intends to nominate a director for election at an annual meeting of stockholders must give timely written notice to the Secretary of the Corporation. To be timely, such notice must be received at least ninety days prior to the anniversary date of the immediately preceding annual meeting; however, if the date of the annual meeting is advanced by more than thirty days from such anniversary date, then the notice must be received not later than ten days following the date on which notice of the meeting was mailed to stockholders. The notice must contain certain information, as specified in the By-Laws, regarding the stockholder giving the notice and each person whom the stockholder intends to nominate.

    A stockholder who wishes to bring other business before an annual meeting must similarly give timely written notice to the Secretary of the Corporation, setting forth, as to each matter the stockholder proposes to bring before the annual meeting, (a) a brief description of the matter, (b) the name and address of the stockholder making the proposal, (c) the number of shares of Common Stock beneficially owned by such stockholder and (d) any material interest of the stockholder in such matter.

                            ADDITIONAL INFORMATION

    On January 8, 1998, upon the recommendation of the Audit Committee of the Board of Directors, the Board selected Arthur Andersen LLP to serve as the Corporation's independent public accountants for the 1997 fiscal year.

    Ernst & Young LLP was dismissed as the Corporation's independent public accountants effective that same day. The reports of Ernst & Young on the Corporation's consolidated financial statements for each of the two years in the period ended February 1, 1997 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle, other than as to the Corporation's ability to continue as a going concern and a change in its method of accounting for the impairment of long-lived assets and for long-lived assets to be disposed of as disclosed in the notes to the consolidated financial statements.

    During the Corporation's two fiscal years ended February 1, 1997 and the subsequent interim period through January 8, 1998, there were no disagreements ("Disagreements"), as defined in Item 304(a)(1)(iv) and the Instructions to
Item 304 of Regulation S-K promulgated pursuant to the Securities Exchange Act of 1934, as amended, between the Corporation and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which Disagreements if not resolved to Ernst & Young's satisfaction would have caused Ernst & Young to make reference thereto in connection with its report.

    Ernst & Young has furnished a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter is filed as an exhibit to the Corporation's Form 8-K Current Report, dated January 14, 1998.

    At no time prior to its engagement of Arthur Andersen did the Corporation consult Arthur Andersen regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Corporation's financial statements.

    Representatives of Arthur Andersen are expected to be present at the annual meeting, with the opportunity to make a statement if they desire to do so, and to be available to respond to appropriate questions.

    It is expected that the Audit Committee, at its meeting to be held on or about June 10, 1998, will recommend, and that the Board of Directors will approve, the reappointment of Arthur Andersen as independent public accountants for the Corporation for the 1998 fiscal year.

    The Corporation's Annual Report including financial statements for the 52 weeks ended January 31, 1998 is simultaneously herewith being mailed to all holders of Common Stock of record as of April 21, 1998, the record date for the determination of stockholders entitled to vote at the annual meeting.

    THE CORPORATION WILL FURNISH WITHOUT CHARGE A COPY OF ITS MOST RECENT FORM 10-K REPORT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION TO ANY STOCKHOLDER OF RECORD OR BENEFICIAL OWNER OF SHARES MAKING A WRITTEN REQUEST THEREFOR ADDRESSED TO THE SECRETARY, EDISON BROTHERS STORES, INC., P.O. BOX 14020, ST. LOUIS, MISSOURI 63178.

                                       EDISON BROTHERS STORES, INC.

                                               Alan A. Sachs
                                                 Secretary

Dated: May 5, 1998

                                                                      Exhibit A

                         EDISON BROTHERS STORES, INC.

                          1998 EQUITY INCENTIVE PLAN

    1. PURPOSE. The purpose of the 1998 Equity Incentive Plan is to attract and retain consultants, officers and other key employees for Edison Brothers Stores, Inc., a Delaware corporation and its Subsidiaries, and to provide to such persons incentives and rewards for superior performance.

    2. DEFINITIONS. As used in this Plan,

    "Board" means the Board of Directors of the Company and, to the extent of any delegation by the Board to a committee (or subcommittee thereof) pursuant to Section 14 of this Plan, such committee (or subcommittee).

    "Change in Control" shall have the meaning provided in Section 10 of this Plan.

    "Chapter 11 Case" means the case commenced by the Company on November 3, 1995 under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court in the State of Delaware (Case No. 95-1354 (PJW)).

    "Code" means the Internal Revenue Code of 1986, as amended from time to time.

    "Common Stock" means the Common Stock, par value $0.01 per share, of the Company authorized and issued pursuant to the terms of the plan of reorganization of the Company under Chapter 11 of Title 11 of the United States Code as confirmed by the Bankruptcy Court in the Chapter 11 Case or any security into which such shares of Common Stock may be changed by reason of any transaction or event of the type referred to in Section 9 of this Plan.

    "Company" means Edison Brothers Stores, Inc., a Delaware corporation.

    "Covered Employee" means a Participant who is, or is determined by the Board likely to become, a "covered employee" within the meaning of Section 162(m) of the Code (or any successor provision).

    "Date of Grant" means the date specified by the Board on which a grant of Option Rights, or Performance Shares or a grant or sale of Restricted Shares or Deferred Shares shall become effective (which date shall not be earlier than the date on which the Board takes action with respect thereto).

    "Deferral Period" means the period of time during which Deferred Shares are subject to deferral limitations under Section 6 of this Plan.

    "Deferred Shares" means an award made pursuant to Section 6 of this Plan of the right to receive shares of Common Stock at the end of a specified Deferral Period.

    "Director" means a member of the Board of Directors of the Company.

    "Eligible Transferee" means (i) one or more members of the Participant's Immediate Family, (ii) one or more trusts established solely for the benefit of one or more members of such Participant's Immediate Family, (iii) one or more corporations or limited liability companies in which the only equity holders are members of such Participant's Immediate Family, or (iv) one or more partnerships in which the only partners are members of such Participant's Immediate Family.

    "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

    "Immediate Family" has the meaning ascribed thereto in Rule 16a-1(e) under the Exchange Act (or any successor rule to the same effect) as in effect from time to time.

    "Incentive Stock Options" means Option Rights that are intended to qualify as "incentive stock options" under Section 422 of the Code or any successor provision.

    "Management Objectives" means the measurable performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or, when so determined by the Board, Option Rights, Restricted Shares, Deferred Shares and dividend credits pursuant to this Plan. Management Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or of the Subsidiary, division, department, region or function within the Company or Subsidiary in which the Participant is employed. The Management Objectives may be made relative to the performance of other corporations. The Management Objectives applicable to any award to a Covered Employee shall be based on specified levels of or growth in one or more of the following criteria:

     1.    market value;
     2.    book value;
     3.    earnings per share;
     4.    market share;
     5.    operating profit;
     6.    net income;
     7.    cash flow;
     8.    return on capital;
     9.    return on assets;
     10.   return on equity;
     11.   margins;
     12.   shareholder return;
     13.   sales or product volume growth;
     14.   quantifiable and objective productivity improvement;
     15.   costs or expenses;
     16.   net assets; or
     17.   debt/capital ratio.

    If the Board determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Board may in its discretion modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Board deems appropriate and equitable, except in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such case, the Board shall not make any modification of the Management Objectives or minimum acceptable level of achievement.

    "Market Value per Share" means, as of any particular date, the average of the highest and lowest selling prices of a share of Common Stock as reported for that date (or, if no prices are quoted for that date, for the last preceding date for which such prices are quoted) on the New York Stock Exchange, or, if the Common Stock is not then listed on the New York Stock Exchange, on such other national securities exchange on which the Common Stock is listed or, if not so listed, then on the Nasdaq National Market. If, as of a particular date, the Common Stock is not listed or quoted on any national securities exchange or on the Nasdaq National Market, then the Market Value per Share of a share of Common Stock as of such date shall be determined according to such criteria as the Board in good faith shall deem appropriate.

    "Non-Employee Director" means a person who is a "non-employee director" within the meaning of Rule 16b-3.

    "Optionee" means the optionee named in an agreement evidencing an outstanding Option Right.

    "Option Price" means the purchase price payable on exercise of an Option Right.

    "Option Right" means the right to purchase shares of Common Stock upon exercise of an option granted pursuant to Section 4 of this Plan.

    "Outside Director" means a person who is an "outside director" within the meaning of Section 162(m) of the Code.

    "Participant" means a person who is selected by the Board to receive benefits under this Plan and who is at the time a consultant, an officer, or other key employee of the Company or any one or more of its Subsidiaries, or who has agreed to commence serving in any of such capacities.

    "Performance Period" means, in respect of a Performance Share, a period of time established pursuant to Section 7 of this Plan within which the Management Objectives relating to such Performance Share are to be achieved.

    "Performance Share" means a bookkeeping entry that records the equivalent of one share of Common Stock awarded pursuant to Section 7 of this Plan.

    "Plan" means this Edison Brothers Stores, Inc. 1998 Equity Incentive
Plan.

    "Restricted Shares" means shares of Common Stock granted or sold pursuant to Section 5 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such Section 5 has expired.

    "Rule 16b-3" means Rule 16b-3 under the Exchange Act (or any successor rule to the same effect) as in effect from time to time.

    "Subsidiary" means a corporation, company or other entity (i) more than 50 percent of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association) but more than 50 percent of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company except that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which at the time the Company owns or controls, directly or indirectly, more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation.

    "Voting Power" means, at any time, the total votes relating to the then-outstanding securities entitled to vote generally in the election of Directors.

    3. SHARES AVAILABLE UNDER THE PLAN.

    (a) Subject to adjustment as provided in Section 3(b) and Section 9 of this Plan, the number of shares of Common Stock that may be issued or transferred (i) upon the exercise of Option Rights, (ii) as Restricted Shares and released from substantial risks of forfeiture thereof, (iii) as Deferred Shares, (iv) in payment of Performance Shares that have been earned, or (v) in payment of dividend equivalents paid with respect to awards made under the Plan, shall not exceed in the aggregate 700,000 shares of Common Stock. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.

    (b) The number of shares available in Section 3(a) above shall be adjusted to account for shares relating to awards that expire, are forfeited or are transferred, surrendered or relinquished upon the payment of any Option Price by the transfer to the Company of shares of Common Stock or upon satisfaction of any withholding amount. Upon payment in cash of the benefit provided by any award granted under this Plan, any shares that were covered by that award shall again be available for issue or transfer hereunder.

    (c) Notwithstanding anything to the contrary in this Section 3 or elsewhere in this Plan, and subject to adjustment as provided in Section 9 of this Plan, (i) the aggregate number of shares of Common Stock actually issued or transferred by the Company upon the exercise of Incentive Stock Options shall not exceed 700,000 shares of Common Stock; (ii) no Participant shall be granted Option Rights, in the aggregate, for more than 700,000 shares of Common Stock during any calendar year; and (iii) the number of shares issued as Restricted Shares shall not in the aggregate exceed 200,000 shares of Common Stock.

    (d) Notwithstanding any other provision of this Plan to the contrary, in no event shall any Participant in any calendar year receive an award of Performance Shares intended to qualify for exemption under Section 162(m) of the Code of more than 700,000 shares of Common Stock.

    (e) The method of counting shares subject to the limits described in subsection (ii) of Section 3(c) and Section 3(d) shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code.

    4. OPTION RIGHTS. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of options to purchase shares of Common Stock. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

    (a) Each grant shall specify the number of shares of Common Stock to which it pertains subject to the limitations set forth in Section 3 of this Plan.

    (b) (i) Except as provided in subsection (ii) of this Section 4(b), each grant shall specify an Option Price per share, which may not be less than the Market Value per Share on the Date of Grant.

        (ii) The Option Price per share of any Option Rights granted to any executive officer of the Company in connection with the negotiation and execution of such officer's initial employment agreement with the Company may not be less than the lesser of (x) the Market Value per Share on the Date of Grant, or (y) the Market Value per Share on the date immediately prior to the date on which the Company publicly announces such officer's agreement to commence serving as an executive officer of the Company.

    (c) Each grant shall specify whether the Option Price shall be payable (i) in cash or by check acceptable to the Company, (ii) by the tender to the Company of shares of Common Stock owned by the Optionee and registered in the name of the Optionee having an aggregate fair market value on the date of exercise equal to the total Option Price, such fair market value to be determined based on the Market Value per Share on the date of exercise, (iii) by delivery of irrevocable instructions to a financial institution or broker to deliver promptly to the Company sale or loan proceeds with respect to the shares sufficient to pay the total Option Price, (iv) through the written election of the Optionee to have shares of Common Stock withheld by the Company from the shares otherwise to be received, with such withheld shares having an aggregate fair market value on the date of exercise equal to the total Option Price of the shares being purchased, or (v) by any combination of the payment methods specified in clauses (i) through (iv) hereof.

    (d) Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

    (e) Each grant shall specify the period or periods of continuous service by the Optionee with the Company or any Subsidiary, if any, or other conditions (including the satisfaction of Management Objectives) that may be necessary before the Option Rights or installments thereof will become exercisable and may provide for the earlier exercise of such Option Rights in the event of a Change in Control or other circumstances.

    (f) Option Rights granted under this Plan may be (i) options, including, without limitation, Incentive Stock Options, that are intended to qualify under particular provisions of the Code, (ii) options that are not intended so to qualify, or (iii) combinations of the foregoing.

    (g) The Board may, at or after the Date of Grant of any Option Rights (other than Incentive Stock Options), provide for the payment of dividend equivalents to the Optionee on either a current or deferred or contingent basis or may provide that such equivalents shall be credited against the Option Price.

    (h) No Option Right shall be exercisable more than 10 years from the Date of Grant.

    (i) The Board, in its sole discretion, may grant tax-offset bonus rights ("TOBRs") with respect to awards of Option Rights. Such TOBRs may be granted to an Optionee at the time of the grant of the related Option Right or subsequent thereto. A TOBR shall entitle the Optionee to receive from the Company upon exercise of the related Option Right an amount of cash equal to (i) the excess, if any, of the aggregate market price of the shares of Common Stock acquired by the exercise of the Option Right on the date of exercise over the aggregate Option Price of the shares of Common Stock acquired by such exercise multiplied by (ii) a percentage (either fixed or by formula) determined solely by the Board. The Board shall determine all other terms and provisions of any TOBR. No TOBR shall be assignable or transferable except to the extent authorized by the Board.

    (j) Each grant of Option Rights shall be evidenced by an agreement executed on behalf of the Company by a duly authorized officer and delivered to and accepted by the Optionee and shall contain such terms and provisions, consistent with this Plan, as the Board may approve.

    5. RESTRICTED SHARES. The Board may authorize the grant or sale of Restricted Shares to Participants. Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

    (a) Each such grant or sale shall constitute an immediate transfer of the ownership of shares of Common Stock to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

    (b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than Market Value per Share at the Date of Grant.

    (c) Each such grant or sale shall provide that the Restricted Shares covered by such grant or sale shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Board at the Date of Grant, except (if the Board shall so determine) in the event of a Change in Control or other circumstances.

    (d) Each such grant or sale shall provide that during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Board at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee).

    (e) Any grant of Restricted Shares may specify Management Objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such shares. Each grant may specify in respect of such Management Objectives a minimum acceptable level of achievement and may set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above the minimum level but falls short of full achievement of the specified Management Objectives.

    (f) Any such grant or sale of Restricted Shares may require that any or all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional Restricted Shares, which may be subject to the same restrictions as the underlying award.

    (g) Each grant or sale of Restricted Shares shall be evidenced by an agreement executed on behalf of the Company by a duly authorized officer and delivered to and accepted by the Participant and shall contain such terms and provisions, consistent with this Plan, as the Board may approve. Unless otherwise directed by the Board, all certificates representing Restricted Shares shall be held in custody by the Company until all restrictions thereon shall have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such Shares.

    6. DEFERRED SHARES. The Board may authorize the granting or sale of Deferred Shares to Participants. Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

    (a) Each such grant or sale shall constitute the agreement by the Company to deliver shares of Common Stock to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the Deferral Period as the Board may specify.

    (b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

    (c) Each such grant or sale shall be subject to a Deferral Period as determined by the Board at the Date of Grant except (if the Board shall so determine) in the event of a Change in Control or other circumstances.

    (d) During the Deferral Period, the Participant shall have no right to transfer any rights under his or her award and shall have no rights of ownership in the Deferred Shares and shall have no right to vote them, but the Board may, at or after the Date of Grant, authorize the payment of dividend equivalents on such Shares on either a current or deferred or contingent basis, either in cash or in additional shares of Common Stock.

    (e) Each grant or sale of Deferred Shares shall be evidenced by an agreement executed on behalf of the Company by a duly authorized officer and delivered to and accepted by the Participant and shall contain such terms and provisions, consistent with this Plan, as the Board may approve.

    7. PERFORMANCE SHARES. The Board may authorize the granting of Performance Shares that will become payable to a Participant upon achievement of specified Management Objectives. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

    (a) Each grant shall specify the number of Performance Shares to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors; provided, however, that no such adjustment shall be made in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

    (b) The Performance Period with respect to each Performance Share shall be such period of time as shall be determined by the Board at the time of grant, except (if the Board shall so determine) in the event of a Change in Control or other circumstances; provided, however, that no acceleration determination shall be made in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

    (c) Any grant of Performance Shares shall specify Management Objectives which, if achieved, will result in payment or early payment of the award, and each grant shall specify in respect of such specified Management Objectives a minimum acceptable level of achievement and shall set forth a formula for determining the number of Performance Shares that will be earned if performance is at or above the minimum level but falls short of full achievement of the specified Management Objectives. The grant of Performance Shares shall specify that, before the Performance Shares shall be earned and paid, the Board must certify that the Management Objectives have been satisfied.

    (d) Each grant shall specify the time and manner of payment of Performance Shares that have been earned. Any grant may specify that the amount payable with respect thereto may be paid by the Company in cash, in shares of Common Stock or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

    (e) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Board at the Date of Grant.

    (f) The Board may, at or after the Date of Grant of Performance Shares, provide for the payment of dividend equivalents to the holder thereof on either a current or deferred or contingent basis, either in cash or in additional shares of Common Stock.

    (g) Each grant of Performance Shares shall be evidenced by an agreement executed on behalf of the Company by a duly authorized officer and delivered to and accepted by the Participant and shall contain such terms and conditions, consistent with this Plan, as the Board may approve.

    8. TRANSFERABILITY.

    (a) Except as otherwise determined by the Board, but subject to the provisions of Section 8(c), no Option Right or other derivative security granted under the Plan shall be transferable by a Participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Board, Option Rights shall be exercisable during the Optionee's lifetime only by the Optionee or by the Optionee's guardian or legal representative.

    (b) The Board may specify at the Date of Grant that part or all of the shares of Common Stock that are (i) to be issued or transferred by the Company upon the exercise of Option Rights, upon the termination of the Deferral Period applicable to Deferred Shares or upon payment under any grant of Performance Shares or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 5 of this Plan, shall be subject to further restrictions on transfer.

    (c) Notwithstanding the provisions of Section 8(a), but subject to the prior authorization by the Board (which may be a general authorization), Option Rights (other than Incentive Stock Options), Restricted Shares, Deferred Shares and Performance Shares shall be transferable by a Participant, without payment of consideration therefor by the transferee, to any Eligible Transferee; provided, however, that (i) no such transfer shall be effective unless ten (10) days' prior notice thereof is delivered to the Company and such transfer is thereafter effected in accordance with any terms and conditions that shall have been made applicable thereto by the Company or the Board and (ii) any such Eligible Transferee shall be subject to the same terms and conditions hereunder as the Participant.

    9. ADJUSTMENTS. The Board shall make or provide for such adjustments in the numbers of shares of Common Stock covered by outstanding Option Rights, Deferred Shares, and Performance Shares granted hereunder, in the Option Price, and in the kind of shares covered thereby, as the Board, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants or Optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Board, in its discretion, may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced. The Board may also make or provide for such adjustments in the numbers of shares specified in Section 3 of this Plan as the Board in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this
Section 9; provided, however, that any such adjustment to the number specified in Section 3(c)(i) shall be made only if and to the extent that such adjustment would not cause any Option Right intended to qualify as an Incentive Stock Option to fail so to qualify.

    10. CHANGE IN CONTROL. For purposes of this Plan, a "Change in Control" shall mean the occurrence at any time of any of the following events:

     (i) any "person" or "group" (as such terms are used in Section 13(d) of the Exchange Act) becomes the "beneficial owner" (as determined pursuant to Rules 13d-3 and 13d-5 promulgated under the Exchange Act), directly or indirectly, of securities of the Company having more than 33% of the total Voting Power of the Company;

    (ii) at any time during any 24-month period, individuals who at the beginning of such period constituted the Board (together with any new directors whose election, or nomination for election by the stockholders of the Company, to the Board was approved by a majority of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board then in office;

   (iii) the Board approves an agreement providing for the sale, lease, transfer or other disposition of all or substantially all of the assets of the Company, in one transaction or a series of related transactions, to any "person" or "group" (as such terms are used in Section 13(d) of the Exchange Act) other than a wholly-owned subsidiary of the Company;

    (iv) the Board approves an agreement providing for the merger or consolidation of the Company with another corporation, other than a merger in which the Company would be the surviving corporation and which would result in (a) securities having more than 50% of the total Voting Power of the surviving or resulting corporation being "beneficially owned" (as determined pursuant to Rules 13d-3 and 13d-5 under the Exchange Act) by the holders of the capital stock of the Company immediately prior to such merger and (b) no "person" or "group" (as such terms are used in Section 13(d) of the Exchange
         Act) "beneficially owning" (as determined pursuant to Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, securities having more than 33% of the total Voting Power of the surviving or resulting corporation; or

     (v) the Board approves a plan for the liquidation or dissolution of the Company.

    11. FRACTIONAL SHARES. The Company shall not be required to issue any fractional shares of Common Stock pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement of fractions in cash.

    12. WITHHOLDING TAXES. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Board) may include relinquishment of a portion of such benefit.

    13. FOREIGN EMPLOYEES. In order to facilitate the making of any grant or combination of grants under this Plan, the Board may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

    14. ADMINISTRATION OF THE PLAN.

    (a) (i) Subject to subsection (ii) of this Section 14(a), this Plan shall be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to a committee of the Board (or subcommittee thereof) consisting of not less than two Non-Employee Directors appointed by the Board.

       (ii) Awards of Option Rights are, and certain awards of Restricted Shares and Performance Shares may be, intended to qualify as performance-based compensation under Section 162(m) of the Code. The grant of such awards, and the administration thereof and any determinations to be made in connection therewith, shall be carried out only by a committee of the Board (or subcommittee thereof) consisting of not less than two Outside Directors appointed by the Board. Such committee shall grant such awards in a manner consistent with the rules governing performance-based compensation under Section 162(m) of the Code.

    (b) To the extent of any delegation described in subsection (a) of this
        Section 14, references in this Plan to the Board shall be deemed to be references to any such committee or subcommittee. The interpretation and construction by the Board of any provision of this Plan or of any agreement, notification or document evidencing the grant of Option Rights, Restricted Shares, Deferred Shares or Performance Shares and any determination by the Board pursuant to any provision of this Plan or of any such agreement, notification or document shall be final and conclusive. No member of the Board shall be liable for any such action or determination made in good faith.

    15. AMENDMENTS, ETC.

    (a) The Board may at any time and from time to time amend the Plan in whole or in part; provided, however, that (i) any amendment which must be approved by the stockholders of the Company in order to comply with applicable law or the rules of the Nasdaq National Market or, if the Common Stock is not traded on the Nasdaq National Market, the principal national securities exchange upon which the Common Stock is traded or quoted, shall not be effective unless and until such approval has been obtained and (ii) no amendment of this Plan may, without the written consent of a Participant to whom awards under the Plan have been granted, adversely affect the rights of such Participant under such awards, which rights shall include all rights of such Participant under the Plan as it existed as of the Date of Grant of such awards. Presentation of this Plan or any amendment hereof for stockholder approval shall not be construed to limit the Company's authority to offer similar or dissimilar benefits under other plans without stockholder approval.

    (b) The Board also may permit Participants to elect to defer the issuance of shares of Common Stock or the settlement of awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan. The Board also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts.

    (c) The Board may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

    (d) In case of termination of employment by reason of death, disability or normal or early retirement, or in the case of hardship or other special circumstances, of a Participant who holds an Option Right not immediately exercisable in full, or any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Deferred Shares as to which the Deferral Period has not been completed, or any Performance Shares which have not been fully earned, or who holds shares of Common Stock subject to any transfer restriction imposed pursuant to Section 8(b) of this Plan, the Board may, in its sole discretion, accelerate the time at which such Option Right may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when such Deferral Period will end or the time at which such Performance Shares will be deemed to have been fully earned or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such award.

    (e) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant's employment or other service at any time.

    (f) To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision shall be null and void with respect to such Option Right. Such provision, however, shall remain in effect for other Option Rights and there shall be no further effect on any provision of this Plan.

    16. TERMINATION. No grant shall be made under this Plan after the tenth anniversary (the "Termination Date") of the date on which this Plan is first approved by the stockholders of the Company, but all grants made on or prior to the Termination Date shall continue in effect thereafter subject to the terms thereof and of this Plan.

    17. INVESTMENT PURPOSE. Each award granted under the Plan shall be granted only on the condition that all purchases of stock thereunder shall be for investment purposes, and not with a view to resale or distribution, except that the Board may make such provision in awards granted under the Plan as it deems necessary or advisable for the release of such condition upon registration with the Securities and Exchange Commission of the shares available for issuance under the Plan, or upon the happening of any other contingency warranting the release of such condition.

    18. EFFECTIVE TIME. The Plan shall become effective as of the date of Board approval (the "Effective Date"), subject to the approval of the Company's stockholders within twelve (12) months after the Effective Date; provided, however, that notwithstanding anything herein to the contrary, all awards intended to qualify as performance-based compensation under Section 162(m) of the Code made prior to such stockholder approval shall (a) not vest or be exercisable until such approval shall have been obtained, and (b) be void if such approval has not been obtained by the end of such twelve-month period.

                                                                      Exhibit B

                         EDISON BROTHERS STORES, INC.

                     1998 DEFERRED STOCK COMPENSATION PLAN
                          FOR NON-EMPLOYEE DIRECTORS

                                   ARTICLE I

                                 INTRODUCTION

    1.1 PURPOSE OF THE PLAN. The Edison Brothers Stores, Inc. 1998 Deferred Stock Compensation Plan for Non-Employee Directors (the "Plan"), by allowing fees payable to such Directors to be deferred and received in the form of Common Stock of the Company, is intended to encourage such Directors to acquire a greater personal stake in the success of the Company and thereby increase the identification of interests between such Directors and the stockholders of the Company.

    1.2 EFFECTIVE DATE. The Plan shall be subject to approval by the stockholders of the Company at the Company's 1998 Annual Meeting of Stockholders, and if so approved, shall become effective on the date of such approval.

                                  ARTICLE II

                                  DEFINITIONS

    2.1 "Board" means the Board of Directors of the Company.

    2.2 "Committee" means the Board or a committee of the Board comprised of two or more Outside Directors appointed by the Board to administer the Plan.

    2.3 "Common Stock" means the Common Stock of the Company, par value $.01 per share.

    2.4 "Company" means Edison Brothers Stores, Inc., a Delaware corporation, or any successor thereto.

    2.5 "Deferral Election" means a written election to defer Fees under the Plan.

    2.6 "Director" means a member of the Board who is not an employee of the Company or any of its subsidiaries or affiliates. For purposes of the Plan, an employee is an individual whose wages are subject to the withholding of federal income tax under Section 3401 of the Internal Revenue Code of 1986, as amended.

    2.7 "Effective Date" means the date on which the Plan is approved by the stockholders of the Company as provided in Section 1.2.

    2.8 "Fee Payment Date" means the date Fees would otherwise have been paid to a Participant.

    2.9 "Fees" means any retainer or meeting fees payable to a Director for serving as a member of the Board or of any committee thereof. Fees shall not include any expenses paid directly or through reimbursement.

    2.10 "Market Value," when used with reference to a share of Common Stock as of a particular date, means the closing price of a share of Common Stock as reported for that date (or, if no prices are quoted for that date, for the last preceding date for which such prices are quoted) on the New York Stock Exchange, or, if the Common Stock is not then listed on the New York Stock Exchange, on such other national securities exchange on which the Common Stock is listed or, if not so listed, then on the Nasdaq National Market. If, as of a particular date, the Common Stock is not listed or quoted on any national securities exchange or on the Nasdaq National Market, then the Market Value of a share of Common Stock as of such date shall be determined according to such criteria as the Committee in good faith shall deem appropriate.

    2.11 "Outside Director" means a member of the Board who is a "non-employee director" as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

    2.12 "Participant" means a Director who defers Fees under Article V of the Plan.

    2.13 "Secretary" means the Secretary of the Company.

    2.14 "Shares" means shares of Common Stock.

    2.15 "Stock Units" means the credits to a Participant's Stock Unit Account under Article V of the Plan.

    2.16 "Stock Unit Account" means the account established by the Company pursuant to Section 5.5.

    2.17 "Termination of Service" means termination of service as a member of the Board for any reason.

                                  ARTICLE III

                                ADMINISTRATION

    The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or desirable for the administration of the Plan. The decisions of the Committee with respect to the matters set forth in this Article III shall be final and binding on all interested parties.

                                  ARTICLE IV

                                  ELIGIBILITY

    Each person who is a Director on a Fee Payment Date shall be eligible to defer Fees payable on such date in accordance with Article V of the Plan. If any Director subsequently becomes an employee of the Company or any of its subsidiaries, but does not incur a Termination of Service, such Director shall continue as a Participant with respect to Fees previously deferred, but shall cease eligibility with respect to all future Fees, if any, earned while an employee.

                                   ARTICLE V

                              DEFERRAL ELECTIONS

    5.1 GENERAL RULE. Each Director may, in lieu of receipt of Fees, defer all or part of such Fees in accordance with this Article V, provided that such Director is eligible under Article IV of the Plan to defer such Fees on the Fee Payment Date.

    5.2 TIMING OF ELECTION. Each Director who is serving on the Board on the Effective Date may make a Deferral Election at any time prior to that date, which election shall be effective as of the Effective Date. Any Director who is serving on the Board on the Effective Date who does not make a Deferral Election prior to the Effective Date, and any person who is not serving as a Director on the Effective Date but thereafter becomes a Director, may make a Deferral Election at any time before the commencement of any subsequent calendar year, which election shall be effective as of the first day of such calendar year.

    5.3 DURATION OF ELECTION. A Deferral Election shall apply to Fees payable after the date such Deferral Election becomes effective and shall be deemed to be continuing unless the Participant revokes or modifies such Deferral Election by filing a new Deferral Election before the first day of any subsequent calendar year, which new Deferral Election shall be effective as of the first day of such calendar year, subject to the last sentence of Section 6.1 of the Plan.

    5.4 FORM OF ELECTION. A Deferral Election shall be made by completing and filing with the Secretary a notice of election in the form specified by the Committee. A Deferral Election shall set forth (a) the portion (up to 100%) of Fees to be deferred by the Participant, and (b) when the payout shall be made or commence, and whether it shall be delivered in a lump sum or according to an installment schedule as provided in Section 6.1 of the Plan.

    5.5 STOCK UNIT ACCOUNT. The Company shall establish a Stock Unit Account for each Participant. On each Fee Payment Date, each Participant's Stock Unit Account shall be credited with a number of Stock Units equal to the portion of the Fee payable on such Fee Payment Date deferred by such Participant, divided by the Market Value of a Share on such Fee Payment Date. Fractional Stock Units shall be calculated to three decimal places and credited cumulatively.

    5.6 CREDITING OF DIVIDENDS. If a dividend or distribution is paid on the Common Stock in cash or in property other than Shares, then on the date of payment of the dividend or distribution the Stock Unit Account of each Participant shall be credited with that number of Stock Units (including fractional units) equal to the number of Stock Units credited to the account as of the record date for such dividend or distribution, times the cash amount of the dividend paid or the fair market value of the property distributed per Share, divided by the Market Value of a Share on the date such dividend or distribution is paid.

                                  ARTICLE VI

                       SETTLEMENT OF STOCK UNIT ACCOUNTS

    6.1 PAYMENT OPTIONS. A Participant's Stock Unit Account is to be settled by delivering to the Participant a number of Shares equal to the number of Stock Units then credited to the Participant's Stock Unit Account. Such delivery shall be made in one lump sum on, or as soon as administratively feasible after, the first day of the calendar month immediately following the month in which the Participant incurs a Termination of Service; provided, however, that, in lieu thereof, a Participant may elect (a) to have the delivery of Shares in settlement of his or her Stock Unit Account made or commence (as the case may be) on, or as soon as administratively feasible after, January 1 of the year immediately following the date on which the Participant incurs a Termination of Service, and/or (b) to have the delivery of Shares in settlement of his or her Stock Unit Account made in annual installments over a period not to exceed ten years following the date of the first such payment. If a Participant elects to have the delivery made in annual installments, the number of Shares delivered in each such installment shall be determined by multiplying (i) the number of Stock Units credited to the Stock Unit Account on the date of payment of such installment by (ii) a fraction, the numerator of which is one and the denominator of which is the number of remaining unpaid installments. Notwithstanding the foregoing, if an election made by a Participant would result in the delivery of Shares in installments of fewer than 100 Shares per annum, then all of the Shares to be delivered to the Participant in settlement of his or her Stock Unit Account shall be delivered in one lump sum. If a lump sum payment or the final installment payment hereunder would result in the issuance of a fractional Share, cash in lieu of such fractional Share shall be paid to the Participant based on the Market Value of a Share on the day immediately preceding the date of such payment. A Participant's Stock Unit Account shall continue to be credited with dividends or distributions paid on the Common Stock pursuant to Section 5.6 and shall be subject to adjustment pursuant to Article IX until the entire balance of the Stock Unit Account has been distributed. The election described in this Section 6.1 shall be made when a Deferral Election is filed under Article V. A Participant may change the manner in which his or her Stock Unit Account is to be distributed by filing a new Deferral Election with the Secretary, provided, however, that (a) such change may be made only with the prior consent of the Committee and (b) the new Deferral Election must be filed at least six months before the date on which the Participant incurs a Termination of Service.

    6.2 PAYMENT UPON DEATH OF A PARTICIPANT. If a Participant dies before the entire balance of his or her Stock Unit Account has been distributed, the balance of the Participant's Stock Unit Account shall be paid in a lump sum, as soon as administratively feasible after the Participant's death, to the beneficiary designated by the Participant under Article VIII.

                                  ARTICLE VII

                                UNFUNDED STATUS

    The interest of each Participant in any Fees deferred under the Plan (and any Stock Units or Stock Unit Account relating thereto) shall be solely that of a general creditor of the Company. Stock Unit Accounts, and Stock Units credited thereto, shall at all times be maintained by the Company only as bookkeeping entries evidencing unfunded and unsecured general obligations of the Company. The Company shall not be required to acquire, reserve, segregate or otherwise set aside Shares for the payment of its obligations under the Plan, but shall make available as and when required a sufficient number of Shares to meet the needs of the Plan.

                                 ARTICLE VIII

                          DESIGNATION OF BENEFICIARY

    Each Participant may designate, on a form provided by the Committee, one or more beneficiaries to receive payment of the Participant's Stock Unit Account if the Participant dies before receiving full payment. The Company may rely upon the most recent beneficiary designation, provided that such form was executed by the Participant or his or her legal representative and filed with the Secretary prior to the Participant's death. If the Participant fails to designate a beneficiary, or if all designated beneficiaries of the Participant die before complete payment is made hereunder, any remaining unpaid amounts shall be paid in one lump sum to the estate of the Participant.

                                  ARTICLE IX

                   ADJUSTMENT UPON CHANGES IN CAPITALIZATION

    The number of Stock Units credited to each Participant's Stock Unit Account shall be proportionately adjusted to reflect any dividend or other distribution on the outstanding Shares payable in Shares or any split or consolidation of the Shares. If the outstanding Shares shall be changed into or exchangeable for a different class or classes of securities of the Company or securities of another corporation, whether through reorganization, reclassification, recapitalization, merger, consolidation or otherwise, then, in a manner that the Committee deems equitable, there shall be substituted for each Share to be delivered upon settlement of Stock Unit Accounts the number and kind of shares of stock or other securities into which each outstanding Share shall be so changed or for which each such Share shall be exchanged.

                                   ARTICLE X

                              GENERAL PROVISIONS

    10.1 NO STOCKHOLDER RIGHTS CONFERRED. Nothing contained in the Plan will confer upon any Participant or beneficiary any rights of a Stockholder of the Company, unless and until Shares are actually issued or transferred to such Participant or beneficiary in accordance with Article VI.

    10.2 SERVICE AS DIRECTOR. Nothing in this Plan shall be construed as conferring any right upon any Director to continue as a member of the Board.

    10.3 CHANGES TO THE PLAN. The Board may at any time amend, suspend or terminate the Plan, provided that no amendment, suspension or termination of the Plan may, without the written consent of an affected Participant, adversely affect the rights of such Participant with respect to any Stock Units credited to his or her Stock Unit Account at the time of such amendment, suspension or termination.

    10.4 COMPLIANCE WITH LAWS. The obligation of the Company to issue or deliver Shares under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such Shares, if deemed necessary or appropriate by counsel for the Company, (ii) the condition that the Shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange or national quotation system, if any, on which shares of the Common Stock may then be listed, and (iii) such other conditions or requirements as, in the opinion of the Company's counsel, may be necessary to comply with all other applicable laws, regulations, rules and orders then in effect.

    10.5 NON-ALIENABILITY OF BENEFITS. Neither a Participant nor any beneficiary designated by such Participant may alienate, assign, transfer, pledge, sell or encumber any Stock Unit, Stock Unit Account or any benefit or right under the Plan, nor shall any Stock Unit, Stock Unit Account or any benefit or right under the Plan be subject to the claims of any creditors of any Participant or designated beneficiary.

    10.6 GOVERNING LAW. The validity, construction and effect of the Plan will be governed by (i) the Delaware General Corporation Law, and (ii) to the extent applicable, the laws (other than the corporation laws) of the State of Missouri.

                                                                      Exhibit C

                         EDISON BROTHERS STORES, INC.

             1998 RESTRICTED STOCK PLAN FOR NON-EMPLOYEE DIRECTORS

    Edison Brothers Stores, Inc., a Delaware corporation (the "Company"), hereby establishes the Edison Brothers Stores, Inc. 1998 Restricted Stock Plan for Non-Employee Directors (the "Plan").

    1. PURPOSE. The purpose of the Plan is to provide ownership of the Company's common stock to non-employee members of the Board of Directors in order to improve the Company's ability to attract and retain highly qualified individuals to serve as directors of the Company, to provide competitive remuneration for Board service, and to strengthen the commonality of interest between directors and stockholders.

    2. EFFECTIVE DATE. The Plan shall be subject to approval by the stockholders of the Company at the Company's 1998 Annual Meeting of Stockholders, and, if so approved, shall become effective on the date of such approval.

    3. DEFINITIONS. As used in the Plan,

     (a) "Board" means the Board of Directors of the Company.

     (b) "Change in Control" shall mean the occurrence of any of the following events:

        (i) any "person" or "group" (as such terms are used in Section
            13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) becomes the "beneficial owner" (as determined pursuant to Rules 13d-3 and 13d-5 promulgated under the Exchange
            Act), directly or indirectly, of securities of the Company having more than 33% of the total voting power of all classes of capital stock of the Company entitled to vote generally in the election of directors of the Company;

       (ii) at any time during any 24-month period, individuals who at the beginning of such period constituted the Board (together with any new directors whose election, or nomination for election by the stockholders of the Company, to the Board was approved by a majority of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board then in office;

      (iii) the Board approves an agreement providing for the sale, lease, transfer or other disposition of all or substantially all of the assets of the Company, in one transaction or a series of related transactions, to any "person" or "group" (as such terms are used in Section 13(d) of the Exchange Act) other than a wholly-owned subsidiary of the Company;

       (iv) the Board approves an agreement providing for the merger or consolidation of the Company with another corporation, other than a merger in which the Company would be the surviving corporation and which would result in (x) securities having more than 50% of the total voting power of all classes of capital stock entitled to vote generally in the election of directors of the surviving or resulting corporation being "beneficially owned" (as determined pursuant to Rules 13d-3 and 13d-5 under the Exchange Act) by the holders of the capital stock of the Company immediately prior to such merger and (y) no "person" or "group" (as such terms are used in Section 13(d) of the Exchange Act) "beneficially owning" (as determined pursuant to Rules 13d-3 and 13d-5 under the Exchange
            Act), directly or indirectly, securities having more than 33% of the total voting power of all classes of capital stock entitled to vote generally in the election of directors of the surviving or resulting corporation; or

        (v) the Board approves a plan for the liquidation or dissolution of the Company.

     (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     (d) "Committee" means the Compensation Committee of the Board and, to the extent the administration of this Plan has been assumed by the Board pursuant to Section 9, the Board.

     (e) "Common Stock" means the common stock of the Company, par value $0.01 per share.

     (f) "Date of Grant" means the date on which Restricted Stock is granted to a Director.

     (g) "Disability" means an inability to perform the duties of a member of the Board by reason of a medically determined physical or mental impairment which has existed for a continuous period of at least 26 weeks.

     (h) "Director" means a member of the Board who is not an employee of the Company or any Subsidiary.

     (i) "Effective Date" means the date on which the Plan is approved by the stockholders of the Company as provided in Section 2.

     (j) "Restricted Period" means the period of time from the Date of Grant of Restricted Stock until the risk of forfeiture expires with respect to such Restricted Stock, as specified in Section 6.

     (k) "Restricted Stock" means shares of Common Stock granted pursuant to
         Section 5 as to which the Restricted Period has not expired.

     (l) "Rule 16b-3" means Rule 16b-3 of the Securities and Exchange Commission (or any successor rule to the same effect) as in effect from time to time.

     (m) "Subsidiary" means any corporation with respect to which the Company owns or controls, directly or indirectly, not less than 50% of the total voting power of all classes of stock entitled to vote generally in the election of directors of such corporation.

    4. SHARES AVAILABLE UNDER PLAN. Subject to adjustment as provided in
Section 7, the total number of shares of Common Stock which may be granted as Restricted Stock under the Plan shall not exceed 75,000. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing. Any shares of Restricted Stock that are forfeited or surrendered or cancelled for any reason will again be available for issuance under the Plan.

    5. GRANTS OF RESTRICTED STOCK.

     (a) Each person who is a Director at the close of business on the Effective Date shall automatically be granted on that date 7,500 shares of Restricted Stock. Each person who first becomes a Director after the Effective Date shall automatically be granted, on the date such person first becomes a Director, 7,500 shares of Restricted Stock.

     (b) Each grant of Restricted Stock shall constitute an immediate transfer of the ownership of shares of Common Stock to the Director in consideration of the performance of services, entitling such Director to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

     (c) Each grant of Restricted Stock shall be made without additional consideration.

     (d) Each grant of Restricted Stock shall provide that the shares of Restricted Stock covered by such grant will be subject to forfeiture if the Director ceases to be a member of the Board during the Restricted Period.

     (e) Each grant of Restricted Stock shall provide that during the Restricted Period the Restricted Stock shall not be transferable.

     (f) Unless the shares of Common Stock for issuance under the Plan are then registered under the Securities Act of 1933, as amended, each grant of Restricted Stock shall require that the Director to whom such Restricted Stock is granted represent to the Company in writing that the Restricted Stock is being acquired for investment for the Director's own account and not with a view to the sale or distribution thereof.

     (g) All certificates issued for Restricted Stock shall be held by the Secretary of the Company until the expiration of the Restricted Period applicable to such Restricted Stock, at which time the certificates shall be delivered to the Director to whom such Restricted Stock was issued. If any Restricted Stock must be transferred back to the Company pursuant to this Plan, the Secretary of the Company shall take appropriate action to cancel the related certificates.

     (h) Each grant of Restricted Stock shall be evidenced by an agreement duly executed on behalf of the Company and delivered to and accepted by the Director containing such terms and provisions, consistent with this Plan, as the Committee may approve.

    6. RESTRICTED PERIOD.

     (a) The Restricted Period will begin on the Date of Grant and will expire (subject to earlier expiration pursuant to Section 6(b)) with respect to one-third of the shares of Restricted Stock covered by the grant on the first anniversary of the Date of Grant, with respect to an additional one-third of the shares of Restricted Stock covered by the grant on the second anniversary of the Date of Grant and with respect to the remaining one-third of the shares of Restricted Stock covered by the grant on the third anniversary of the Date of Grant (each, a "Vesting Date"), provided that the Director has remained a member of the Board for the entire period from the Date of Grant to the relevant Vesting Date, or to the date specified in Section 6(b), if applicable. If the Director ceases to be a member of the Board during the Restricted Period, all of the shares of Restricted Stock with respect to which the Restricted Period has not expired will be forfeited and all right, title and interest of the Director to such shares will terminate without further obligation on the part of the Company.

     (b) The Restricted Period will immediately expire with respect to all shares of Restricted Stock held by a Director in the event of (i) the Director's death or Disability or (ii) a Change in Control.

    7. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. If, by reason of a stock dividend, stock split, combination of shares, recapitalization, spinoff, split-up, merger, consolidation or otherwise, the outstanding shares of Common Stock shall be changed into or exchangeable for a different number or class of shares of common stock or other securities of the Company or securities of another corporation, then (a) the aggregate number and/or type of securities available for grant under the Plan as set forth in Section 4 shall be appropriately adjusted and (b) there shall be substituted for each share of Restricted Stock the number and type of securities into which each outstanding share of Common Stock shall be so changed or for which each such share of Common Stock shall be exchanged.

    8. FRACTIONAL SHARES. The Company will not be required to issue any fractional shares of Common Stock pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement of fractions in cash.

    9. ADMINISTRATION OF THE PLAN. Unless the administration of the Plan has been expressly assumed by the Board pursuant to a resolution of the Board, the Plan will be administered by the Committee, which at all times will consist of not less than two directors appointed by the Board, each of whom will be a "non-employee director" within the meaning of Rule 16b-3. The interpretation by the Committee of any provision of the Plan or of any agreement or document evidencing the grant of Restricted Stock, and any determination by the Committee pursuant to the Plan or any such agreement or document, will be final and binding on all interested parties.

    10. CHANGES TO THE PLAN. The Board may at any time amend, suspend or terminate the Plan, provided that (i) any amendment which must be approved by the stockholders of the Company in order to comply with applicable law or the rules of the Nasdaq National Market (or, if the Common Stock is not then traded on the Nasdaq National Market, the rules of any national securities exchange upon which the Common Stock is then traded) shall not be effective unless and until such approval has been obtained and (ii) no amendment, suspension or termination of the Plan may, without the written consent of a Director to whom Restricted Stock has been granted under the Plan, adversely affect the rights of such Director with respect to such Restricted Stock, which rights shall include all rights of the Director under the Plan as it existed as of the Date of Grant of such Restricted Stock.

    11. SERVICE AS DIRECTOR. Nothing in this Plan shall be construed as conferring any right upon any Director to continue as a member of the Board.

                          EDISON BROTHERS STORES, INC.

                              1998 ANNUAL MEETING

                     Proxy Solicited by Board of Directors



     The undersigned stockholder of Edison Brothers Stores, Inc. hereby appoints
H. Michael Hecht, Lawrence E. Honig and Randolph I. Thornton, Jr., and each of them, as proxies of the undersigned, with power of substitution in each, to vote at the annual meeting of stockholders of the Corporation to be held at 501 North Broadway, St. Louis, Missouri, on June 10, 1998 at 11 o'clock A.M., and at any adjournments thereof, all shares held of record by the undersigned as of April 21, 1998 in the manner designated on the reverse side hereof as to the matters listed thereon, and in their discretion as to such other matters as may properly arise.


          (Continued and to be signed and dated on the reverse side.)


                            ^ FOLD AND DETACH HERE ^

1. Election of Six Directors
   Nominees: Jeffrey A. Cole, Jacob W. Doft, H. Michael Hecht,
             Lawrence E. Honig, Randolph I. Thornton, Jr., Stephen E. Watson

            FOR all                WITHHOLD AUTHORITY
     nominees listed above          to vote for all
     (except as marked to           nominess listed
     the contrary at right)              above
              / /                         / /

   (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)

   --------------------------------------------------------------

2. Approval of 1998 Equity Incentive Plan

        FOR     AGAINST     ABSTAIN
        / /       / /         / /


3. Approval of 1998 Deferred Stock Compensation Plan for Non-Employee Directors

        FOR     AGAINST     ABSTAIN
        / /       / /         / /


4. Approval of 1998 Restricted Stock Plan for Non-Employee Directors

        FOR     AGAINST     ABSTAIN
        / /       / /         / /



                   This proxy, when properly executed, will be voted as directed herein. If no direction is given as to one or more proposals, then this proxy will be voted FOR the proposal(s).


                   Dated:                                                 , 1998
                         -------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------
                                     (Signature of Stockholder)
                           (Please sign exactly as name appears at left)




                            ^ FOLD AND DETACH HERE ^

                                    APPENDIX

    Page 14 of the printed Proxy Statement contains two Comparison of Cumulative Total Return graphs. The information within the graphs is depicted in the tables immediately following graphs.